Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT
FIRST QUARTER 2009

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
SELECTED INCOME STATEMENT DATA:
Reported Basis
Total net revenue	$25,025	$17,226	$14,737	$18,399	$16,890	45%	48%
Total noninterest expense	13,373	11,255	11,137	12,177	8,931	19	50
Pretax pre-provision profit	11,652	5,971	3,600	6,222	7,959	95	46
Provision for credit losses	8,596	7,313	5,787	3,455	4,424	18	94
Income (loss) before extraordinary gain	2,141	(623)	(54)	2,003	2,373	NM	(10)
Extraordinary gain	—	1,325	581	—	—	NM	—
NET INCOME	2,141	702	527	2,003	2,373	205	(10)

Managed Basis (a)
Total net revenue	$26,922	$19,108	$16,088	$19,678	$17,898	41	50
Total noninterest expense	13,373	11,255	11,137	12,177	8,931	19	50
Pretax pre-provision profit	13,549	7,853	4,951	7,501	8,967	73	51
Provision for credit losses	10,060	8,541	6,660	4,285	5,105	18	97
Income (loss) before extraordinary gain	2,141	(623)	(54)	2,003	2,373	NM	(10)
Extraordinary gain	—	1,325	581	—	—	NM	—
NET INCOME	2,141	702	527	2,003	2,373	205	(10)

PER COMMON SHARE:
Basic Earnings (b)
Income (loss) before extraordinary gain	0.40	(0.29)	(0.08)	0.54	0.67	NM	(40)
Net income	0.40	0.06	0.09	0.54	0.67	NM	(40)

Diluted Earnings (b)
Income (loss) before extraordinary gain	0.40	(0.29)	(0.08)	0.53	0.67	NM	(40)
Net income	0.40	0.06	0.09	0.53	0.67	NM	(40)

Cash dividends declared	0.05	0.38	0.38	0.38	0.38	(87)	(87)
Book value	36.78	36.15	36.95	37.02	36.94	2	—
Closing share price	26.58	31.53	46.70	34.31	42.95	(16)	(38)
Market capitalization	99,881	117,695	174,048	117,881	146,066	(15)	(32)

COMMON SHARES OUTSTANDING:
Weighted-average diluted shares outstanding (b)	3,758.7	3,737.5	3,444.6	3,453.1	3,423.3	1	10
Common shares outstanding at period-end	3,757.7	3,732.8	3,726.9	3,435.7	3,400.8	1	10

FINANCIAL RATIOS: (c)
Income (loss) before extraordinary gain:
Return common on equity (“ROE”)	5%	(3)%	(1)%	6%	8%
Return on equity-goodwill (“ROE-GW”) (d)	7	(5)	(1)	10	12
Return on assets (“ROA”)	0.42	(0.11)	(0.01)	0.48	0.61
Net income:
ROE	5	1	1	6	8
ROE-GW (d)	7	1	2	10	12
ROA	0.42	0.13	0.12	0.48	0.61

CAPITAL RATIOS:
Tier 1 capital ratio	11.3 (f)	10.9	8.9	9.2	8.3
Total capital ratio	15.1 (f)	14.8	12.6	13.4	12.5

SELECTED BALANCE SHEET DATA (Period-end)
Total assets	$2,079,188	$2,175,052	$2,251,469	$1,775,670	$1,642,862	(4)	27
Wholesale loans	242,284	262,044	288,445	229,359	231,297	(8)	5
Consumer loans	465,959	482,854	472,936	308,670	305,759	(3)	52
Deposits	906,969	1,009,277	969,783	722,905	761,626	(10)	19
Common stockholders’ equity	138,201	134,945	137,691	127,176	125,627	2	10
Tangible common equity (e)	87,232	84,054	88,467	77,903	76,285	4	14

Headcount	219,569	224,961	228,452	195,594	182,166	(2)	21

LINE OF BUSINESS NET INCOME (LOSS)
Investment Bank	$1,606	$(2,364)	$882	$394	$(87)	NM	NM
Retail Financial Services	474	624	64	503	(311)	(24)	NM
Card Services	(547)	(371)	292	250	609	(47)	NM
Commercial Banking	338	480	312	355	292	(30)	16
Treasury & Securities Services	308	533	406	425	403	(42)	(24)
Asset Management	224	255	351	395	356	(12)	(37)
Corporate/Private Equity	(262)	1,545	(1,780)	(319)	1,111	NM	NM

Net income	$2,141	$702	$527	$2,003	$2,373	205	(10)

(a)	For further discussion of managed basis, see Reconciliation from reported to managed summary on page 6.

(b)	Effective January 1, 2009, the Firm adopted FSP EITF 03-6-1. Accordingly, prior period numbers have been revised as required. For further discussion of this FSP, see Per share-related information on page 36.

(c)	Quarterly ratios are based upon annualized amounts.

(d)	Net income applicable to common stock divided by total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm also utilizes this measure to facilitate comparisons to competitors.

(e)	Tangible common equity (“TCE”) represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. For further discussion of TCE, see Capital, intangible assets and deposits on page 35.

(f)	Estimated.

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
REVENUE
Investment banking fees	$1,386	$1,382	$1,316	$1,612	$1,216	—%	14%
Principal transactions	2,001	(7,885)	(2,763)	752	(803)	NM	NM
Lending & deposit-related fees	1,688	1,776	1,168	1,105	1,039	(5)	62
Asset management, administration and commissions	2,897	3,234	3,485	3,628	3,596	(10)	(19)
Securities gains	198	456	424	647	33	(57)	500
Mortgage fees and related income	1,601	1,789	457	696	525	(11)	205
Credit card income	1,837	2,049	1,771	1,803	1,796	(10)	2
Other income	50	593	(115)	(138)	1,829	(92)	(97)

Noninterest revenue	11,658	3,394	5,743	10,105	9,231	243	26

Interest income	17,926	21,631	17,326	16,529	17,532	(17)	2
Interest expense	4,559	7,799	8,332	8,235	9,873	(42)	(54)

Net interest income	13,367	13,832	8,994	8,294	7,659	(3)	75

TOTAL NET REVENUE	25,025	17,226	14,737	18,399	16,890	45	48

Provision for credit losses	8,596	7,313	5,787	3,455	4,424	18	94

NONINTEREST EXPENSE
Compensation expense	7,588	5,024	5,858	6,913	4,951	51	53
Occupancy expense	885	955	766	669	648	(7)	37
Technology, communications and equipment expense	1,146	1,207	1,112	1,028	968	(5)	18
Professional & outside services	1,515	1,819	1,451	1,450	1,333	(17)	14
Marketing	384	501	453	413	546	(23)	(30)
Other expense	1,375	1,242	1,096	1,233	169	11	NM
Amortization of intangibles	275	326	305	316	316	(16)	(13)
Merger costs	205	181	96	155	—	13	NM

TOTAL NONINTEREST EXPENSE	13,373	11,255	11,137	12,177	8,931	19	50

Income (loss) before income tax expense and extraordinary gain	3,056	(1,342)	(2,187)	2,767	3,535	NM	(14)
Income tax expense (benefit) (a)	915	(719)	(2,133)	764	1,162	NM	(21)

Income (loss) before extraordinary gain	2,141	(623)	(54)	2,003	2,373	NM	(10)
Extraordinary gain (b)	—	1,325	581	—	—	NM	—

NET INCOME	$2,141	$702	$527	$2,003	$2,373	205	(10)

DILUTED EARNINGS PER SHARE
Income (loss) before extraordinary gain (c)	$0.40	$(0.29)	$(0.08)	$0.53	$0.67	NM	(40)
Extraordinary gain	—	0.35	0.17	—	—	NM	—

NET INCOME (c)	$0.40	$0.06	$0.09	$0.53	$0.67	NM	(40)

FINANCIAL RATIOS
Income (loss) before extraordinary gain:
ROE	5%	(3)%	(1)%	6%	8%
ROE-GW	7	(5)	(1)	10	12
ROA	0.42	(0.11)	(0.01)	0.48	0.61
Net income:
ROE	5	1	1	6	8
ROE-GW	7	1	2	10	12
ROA	0.42	0.13	0.12	0.48	0.61
Effective income tax rate (a)	30	54	98	28	33
Overhead ratio	53	65	76	66	53

EXCLUDING IMPACT OF MERGER COSTS (d)
Income (loss) before extraordinary gain	$2,141	$(623)	$(54)	$2,003	$2,373	NM	(10)
Merger costs (after-tax)	127	112	60	96	—	13	NM

Income (loss) before extraordinary gain excluding merger costs	$2,268	$(511)	$6	$2,099	$2,373	NM	(4)

Diluted Per Share:
Income (loss) before extraordinary gain (c)	$0.40	$(0.29)	$(0.08)	$0.53	$0.67	NM	(40)
Merger costs (after-tax)	0.03	0.03	0.02	0.03	—	—	NM

Income (loss) before extraordinary gain excluding merger costs (c)	$0.43	$(0.26)	$(0.06)	$0.56	$0.67	NM	(36)

(a)	The income tax benefit in the third quarter of 2008 includes the realization of a benefit from the release of deferred tax liabilities associated with the undistributed earnings of certain non-U.S. subsidiaries that were deemed to be reinvested indefinitely.

(b)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank from the Federal Deposit Insurance Corporation for $1.9 billion. The fair value of the net assets acquired exceeded the purchase price which resulted in negative goodwill. In accordance with SFAS 141, noncurrent nonfinancial assets that are not held-for-sale were written down against that negative goodwill. The negative goodwill remaining of $581 million after writing down nonfinancial assets was recognized as an extraordinary gain in the third quarter of 2008. As a result of refining the purchase price allocation during the fourth quarter of 2008, an additional gain of $1.3 billion was recognized.

(c)	Effective January 1, 2009, the Firm adopted FSP EITF 03-6-1. Accordingly, prior period numbers have been revised as required. For further discussion of this FSP, see Per share-related information on page 36.

(d)	Net income excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						Mar 31, 2009
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2009	2008	2008	2008	2008	2008	2008
ASSETS
Cash and due from banks	$26,681	$26,895	$54,350	$32,255	$46,888	(1)%	(43)%
Deposits with banks	89,865	138,139	34,372	17,150	12,414	(35)	NM
Federal funds sold and securities purchased under resale agreements	157,237	203,115	233,668	176,287	203,176	(23)	(23)
Securities borrowed	127,928	124,000	152,050	142,854	81,014	3	58
Trading assets:
Debt and equity instruments	298,453	347,357	401,609	409,608	386,170	(14)	(23)
Derivative receivables	131,247	162,626	118,648	122,389	99,110	(19)	32
Securities	333,861	205,943	150,779	119,173	101,647	62	228
Loans (net of allowance for loan losses)	680,862	721,734	742,329	524,783	525,310	(6)	30
Accrued interest and accounts receivable	52,168	60,987	104,232	64,294	50,989	(14)	2
Premises and equipment	10,336	10,045	9,962	11,843	9,457	3	9
Goodwill	48,201	48,027	46,121	45,993	45,695	—	5
Other intangible assets:
Mortgage servicing rights	10,634	9,403	17,048	11,617	8,419	13	26
Purchased credit card relationships	1,528	1,649	1,827	1,984	2,140	(7)	(29)
All other intangibles	3,821	3,932	3,653	3,675	3,815	(3)	—
Other assets (a)	106,366	111,200	180,821	91,765	66,618	(4)	60

TOTAL ASSETS	$2,079,188	$2,175,052	$2,251,469	$1,775,670	$1,642,862	(4)	27

LIABILITIES
Deposits	$906,969	$1,009,277	$969,783	$722,905	$761,626	(10)	19
Federal funds purchased and securities loaned or sold under repurchase agreements	279,837	192,546	224,075	194,724	192,633	45	45
Commercial paper	33,085	37,845	54,480	50,151	50,602	(13)	(35)
Other borrowed funds (a)	112,257	132,400	167,827	22,594	28,430	(15)	295
Trading liabilities:
Debt and equity instruments	53,786	45,274	76,213	87,841	78,982	19	(32)
Derivative payables	86,020	121,604	85,816	95,749	78,983	(29)	9
Accounts payable and other liabilities (including the allowance for lending-related commitments)	165,521	187,978	260,563	171,004	106,088	(12)	56
Beneficial interests issued by consolidated VIEs	9,674	10,561	11,437	20,071	14,524	(8)	(33)
Long-term debt	243,569	252,094	238,034	260,192	189,995	(3)	28
Junior subordinated deferrable interest debentures held by trusts that issued guaranteed capital debt securities	18,276	18,589	17,398	17,263	15,372	(2)	19

TOTAL LIABILITIES	1,908,994	2,008,168	2,105,626	1,642,494	1,517,235	(5)	26

STOCKHOLDERS’ EQUITY
Preferred stock	31,993	31,939	8,152	6,000	—	—	NM
Common stock	3,942	3,942	3,942	3,658	3,658	—	8
Capital surplus	91,469	92,143	90,535	78,870	78,072	(1)	17
Retained earnings	55,487	54,013	55,217	56,313	55,762	3	—
Accumulated other comprehensive income (loss)	(4,490)	(5,687)	(2,227)	(1,566)	(512)	21	NM
Shares held in RSU trust	(86)	(217)	(267)	(269)	—	60	NM
Treasury stock, at cost	(8,121)	(9,249)	(9,509)	(9,830)	(11,353)	12	28

TOTAL STOCKHOLDERS’ EQUITY	170,194	166,884	145,843	133,176	125,627	2	35

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,079,188	$2,175,052	$2,251,469	$1,775,670	$1,642,862	(4)	27

(a)	On September 19, 2008, the Federal Reserve established a special lending facility, the AML Facility, to provide liquidity to eligible money market mutual funds. The Firm participated in the AML Facility and had ABCP investments totaling $6.0 billion, $11.2 billion, and $61.3 billion at March 31, 2009, December 31, 2008, and September 30, 2008, respectively. These ABCP investments were recorded in other assets with the corresponding nonrecourse liability to the Federal Reserve Bank of Boston for the same amounts recorded in other borrowed funds.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
AVERAGE BALANCES
ASSETS
Deposits with banks	$88,587	$106,156	$41,303	$38,813	$31,975	(17)%	177%
Federal funds sold and securities purchased under resale agreements	160,986	205,182	164,980	155,664	153,864	(22)	5
Securities borrowed	120,752	123,523	134,651	100,322	83,490	(2)	45
Trading assets — debt instruments	252,098	269,576	298,760	302,053	322,986	(6)	(22)
Securities	281,420	174,652	119,443	109,834	89,757	61	214
Loans	726,959	752,524	536,890	537,964	526,598	(3)	38
Other assets (a)	27,411	56,322	37,237	15,629	—	(51)	NM

Total interest-earning assets	1,658,213	1,687,935	1,333,264	1,260,279	1,208,670	(2)	37
Trading assets — equity instruments	62,748	72,782	92,300	99,525	78,810	(14)	(20)
Goodwill	48,071	46,838	45,947	45,781	45,699	3	5
Other intangible assets:
Mortgage servicing rights	11,141	14,837	11,811	9,947	8,273	(25)	35
All other intangible assets	5,443	5,586	5,512	5,823	6,202	(3)	(12)
All other noninterest-earning assets	281,503	339,887	267,525	247,344	222,143	(17)	27

TOTAL ASSETS	$2,067,119	$2,167,865	$1,756,359	$1,668,699	$1,569,797	(5)	32

LIABILITIES
Interest-bearing deposits	$736,460	$777,604	$589,348	$612,305	$600,132	(5)	23
Federal funds purchased and securities loaned or sold under repurchase agreements	226,110	203,568	200,032	203,348	179,897	11	26
Commercial paper	33,694	40,486	47,579	47,323	47,584	(17)	(29)
Other borrowings and liabilities (b)	236,673	264,236	161,821	111,477	107,552	(10)	120
Beneficial interests issued by consolidated VIEs	9,757	9,440	11,431	17,990	14,082	3	(31)
Long-term debt	258,732	248,125	261,385	229,336	200,354	4	29

Total interest-bearing liabilities	1,501,426	1,543,459	1,271,596	1,221,779	1,149,601	(3)	31
Noninterest-bearing liabilities	397,243	460,894	351,023	315,965	295,616	(14)	34

TOTAL LIABILITIES	1,898,669	2,004,353	1,622,619	1,537,744	1,445,217	(5)	31

Preferred stock	31,957	24,755	7,100	4,549	—	29	NM
Common stockholders’ equity	136,493	138,757	126,640	126,406	124,580	(2)	10

TOTAL STOCKHOLDERS’ EQUITY	168,450	163,512	133,740	130,955	124,580	3	35

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,067,119	$2,167,865	$1,756,359	$1,668,699	$1,569,797	(5)	32

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	2.03%	3.34%	3.04%	3.87%	4.22%
Federal funds sold and securities purchased under resale agreements	1.64	2.88	3.76	3.84	3.80
Securities borrowed	0.29	0.92	2.07	2.29	3.56
Trading assets — debt instruments	5.27	6.18	6.06	5.59	5.75
Securities	4.16	5.14	5.09	5.27	5.47
Loans	5.87	6.44	6.31	6.36	7.10
Other assets (a)	2.44	3.06	3.29	3.97	—
Total interest-earning assets	4.41	5.12	5.22	5.34	5.88

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.93	1.53	2.26	2.36	3.09
Federal funds purchased and securities sold under repurchase agreements	0.36	0.95	2.63	2.73	3.31
Commercial paper	0.47	1.17	2.05	2.17	3.41
Other borrowings and liabilities (b)	1.46	2.56	2.84	3.77	5.03
Beneficial interests issued by consolidated VIEs	1.57	3.79	2.87	2.24	3.78
Long-term debt	2.73	3.87	3.31	3.27	3.82
Total interest-bearing liabilities	1.23	2.01	2.61	2.71	3.45

INTEREST RATE SPREAD	3.18%	3.11%	2.61%	2.63%	2.43%

NET YIELD ON INTEREST-EARNING ASSETS	3.29%	3.28%	2.73%	2.71%	2.59%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	3.60%	3.55%	3.06%	3.06%	2.95%

(a)	Includes margin loans and the Firm’s investment in asset-backed commercial paper under the Federal Reserve Bank of Boston’s AML facility.

(b)	Includes securities sold but not yet purchased, brokerage customer payables and advances from Federal Home Loan Banks.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
The Firm prepares its consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements.
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that assume credit card loans securitized by Card Services remain on the balance sheet and presents revenue on a fully taxable-equivalent (“FTE”) basis. These adjustments do not have any impact on net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 37.

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
CREDIT CARD INCOME
Credit card income — reported	$1,837	$2,049	$1,771	$1,803	$1,796	(10)%	2%
Impact of:
Credit card securitizations	(540)	(710)	(843)	(843)	(937)	24	42

Credit card income — managed	$1,297	$1,339	$928	$960	$859	(3)	51

OTHER INCOME
Other income — reported	$50	$593	$(115)	$(138)	$1,829	(92)	(97)
Impact of:
Tax-equivalent adjustments	337	556	323	247	203	(39)	66

Other income — managed	$387	$1,149	$208	$109	$2,032	(66)	(81)

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$11,658	$3,394	$5,743	$10,105	$9,231	243	26
Impact of:
Credit card securitizations	(540)	(710)	(843)	(843)	(937)	24	42
Tax-equivalent adjustments	337	556	323	247	203	(39)	66

Total noninterest revenue — managed	$11,455	$3,240	$5,223	$9,509	$8,497	254	35

NET INTEREST INCOME
Net interest income — reported	$13,367	$13,832	$8,994	$8,294	$7,659	(3)	75
Impact of:
Credit card securitizations	2,004	1,938	1,716	1,673	1,618	3	24
Tax-equivalent adjustments	96	98	155	202	124	(2)	(23)

Net interest income — managed	$15,467	$15,868	$10,865	$10,169	$9,401	(3)	65

TOTAL NET REVENUE
Total net revenue — reported	$25,025	$17,226	$14,737	$18,399	$16,890	45	48
Impact of:
Credit card securitizations	1,464	1,228	873	830	681	19	115
Tax-equivalent adjustments	433	654	478	449	327	(34)	32

Total net revenue — managed	$26,922	$19,108	$16,088	$19,678	$17,898	41	50

PRETAX PRE-PROVISION PROFIT
Total pretax pre-provision profit — reported	$11,652	$5,971	$3,600	$6,222	$7,959	95	46
Impact of:
Credit card securitizations	1,464	1,228	873	830	681	19	115
Tax-equivalent adjustments	433	654	478	449	327	(34)	32

Total pretax pre-provision profit — managed	$13,549	$7,853	$4,951	$7,501	$8,967	73	51

PROVISION FOR CREDIT LOSSES
Provision for credit losses — reported	$8,596	$7,313	$5,787	$3,455	$4,424	18	94
Impact of:
Credit card securitizations	1,464	1,228	873	830	681	19	115

Provision for credit losses — managed	$10,060	$8,541	$6,660	$4,285	$5,105	18	97

INCOME TAX EXPENSE
Income tax expense (benefit) — reported	$915	$(719)	$(2,133)	$764	$1,162	NM	(21)
Impact of:
Tax-equivalent adjustments	433	654	478	449	327	(34)	32

Income tax expense (benefit) — managed	$1,348	$(65)	$(1,655)	$1,213	$1,489	NM	(9)

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
TOTAL NET REVENUE (FTE)
Investment Bank	$8,341	$(302)	$4,035	$5,470	$3,011	NM %	177%
Retail Financial Services	8,835	8,684	4,963	5,110	4,763	2	85
Card Services	5,129	4,908	3,887	3,775	3,904	5	31
Commercial Banking	1,402	1,479	1,125	1,106	1,067	(5)	31
Treasury & Securities Services	1,821	2,249	1,953	2,019	1,913	(19)	(5)
Asset Management	1,703	1,658	1,961	2,064	1,901	3	(10)
Corporate/Private Equity	(309)	432	(1,836)	134	1,339	NM	NM

TOTAL NET REVENUE	$26,922	$19,108	$16,088	$19,678	$17,898	41	50

TOTAL PRETAX PRE-PROVISION PROFIT
Investment Bank	$3,567	$(3,043)	$219	$736	$458	NM	NM
Retail Financial Services	4,664	4,638	2,184	2,430	2,191	1	113
Card Services	3,783	3,419	2,693	2,590	2,632	11	44
Commercial Banking	849	980	639	630	582	(13)	46
Treasury & Securities Services	502	910	614	702	685	(45)	(27)
Asset Management	405	445	599	664	578	(9)	(30)
Corporate/Private Equity	(221)	504	(1,997)	(251)	1,841	NM	NM

TOTAL PRETAX PRE-PROVISION PROFIT	$13,549	$7,853	$4,951	$7,501	$8,967	73	51

NET INCOME (LOSS)
Investment Bank	$1,606	$(2,364)	$882	$394	$(87)	NM	NM
Retail Financial Services	474	624	64	503	(311)	(24)	NM
Card Services	(547)	(371)	292	250	609	(47)	NM
Commercial Banking	338	480	312	355	292	(30)	16
Treasury & Securities Services	308	533	406	425	403	(42)	(24)
Asset Management	224	255	351	395	356	(12)	(37)
Corporate/Private Equity	(262)	1,545	(1,780)	(319)	1,111	NM	NM

TOTAL NET INCOME	$2,141	$702	$527	$2,003	$2,373	205	(10)

AVERAGE EQUITY (a)
Investment Bank	$33,000	$33,000	$26,000	$23,319	$22,000	—	50
Retail Financial Services	25,000	25,000	17,000	17,000	17,000	—	47
Card Services	15,000	15,000	14,100	14,100	14,100	—	6
Commercial Banking	8,000	8,000	7,000	7,000	7,000	—	14
Treasury & Securities Services	5,000	4,500	3,500	3,500	3,500	11	43
Asset Management	7,000	7,000	5,500	5,066	5,000	—	40
Corporate/Private Equity	43,493	46,257	53,540	56,421	55,980	(6)	(22)

TOTAL AVERAGE EQUITY	$136,493	$138,757	$126,640	$126,406	$124,580	(2)	10

RETURN ON EQUITY (a)
Investment Bank	20%	(28)%	13%	7%	(2)%
Retail Financial Services	8	10	1	12	(7)
Card Services	(15)	(10)	8	7	17
Commercial Banking	17	24	18	20	17
Treasury & Securities Services	25	47	46	49	46
Asset Management	13	14	25	31	29

(a)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. The amount of capital assigned to each business is referred to as equity.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
INCOME STATEMENT
REVENUE
Investment banking fees	$1,380	$1,373	$1,593	$1,735	$1,206	1%	14%
Principal transactions	3,515	(6,160)	(922)	838	(798)	NM	NM
Lending & deposit-related fees	138	138	118	105	102	—	35
Asset management, administration and commissions	692	764	847	709	744	(9)	(7)
All other income	(86)	109	(279)	(226)	(66)	NM	(30)

Noninterest revenue	5,639	(3,776)	1,357	3,161	1,188	NM	375
Net interest income	2,702	3,474	2,678	2,309	1,823	(22)	48

TOTAL NET REVENUE (a)	8,341	(302)	4,035	5,470	3,011	NM	177

Provision for credit losses	1,210	765	234	398	618	58	96
Credit reimbursement from TSS (b)	30	30	31	30	30	—	—

NONINTEREST EXPENSE
Compensation expense	3,330	1,166	2,162	3,132	1,241	186	168
Noncompensation expense	1,444	1,575	1,654	1,602	1,312	(8)	10

TOTAL NONINTEREST EXPENSE	4,774	2,741	3,816	4,734	2,553	74	87

Income (loss) before income tax expense	2,387	(3,778)	16	368	(130)	NM	NM
Income tax expense (benefit) (c)	781	(1,414)	(866)	(26)	(43)	NM	NM

NET INCOME (LOSS)	$1,606	$(2,364)	$882	$394	$(87)	NM	NM

FINANCIAL RATIOS
ROE	20%	(28)%	13%	7%	(2)%
ROA	0.89	(1.08)	0.39	0.19	(0.05)
Overhead ratio	57	NM	95	87	85
Compensation expense as a % of total net revenue	40	NM	54	57	41

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$479	$579	$576	$370	$483	(17)	(1)
Equity underwriting	308	330	518	542	359	(7)	(14)
Debt underwriting	593	464	499	823	364	28	63

Total investment banking fees	1,380	1,373	1,593	1,735	1,206	1	14
Fixed income markets	4,889	(1,671)	815	2,347	466	NM	NM
Equity markets	1,773	(94)	1,650	1,079	976	NM	82
Credit portfolio	299	90	(23)	309	363	232	(18)

Total net revenue	$8,341	$(302)	$4,035	$5,470	$3,011	NM	177

REVENUE BY REGION
Americas	$4,780	$(2,223)	$1,052	$3,165	$536	NM	NM
Europe/Middle East/Africa	2,588	2,019	2,509	1,512	1,641	28	58
Asia/Pacific	973	(98)	474	793	834	NM	17

Total net revenue	$8,341	$(302)	$4,035	$5,470	$3,011	NM	177

(a)	Total net revenue included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing investments and tax-exempt income from municipal bond investments, of $365 million, $583 million, $427 million, $404 million, and $289 million, for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively.

(b)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank credit portfolio on behalf of clients shared with TSS.

(c)	The income tax benefit in the third quarter of 2008 is predominantly the result of reduced deferred tax liabilities on overseas earnings.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
SELECTED BALANCE SHEET DATA (Period-end)
Equity	$33,000	$33,000	$33,000	$26,000	$22,000	—%	50%

SELECTED BALANCE SHEET DATA (Average)
Total assets	$733,166	$869,159	$890,040	$814,860	$755,828	(16)	(3)
Trading assets — debt and equity instruments	272,998	306,168	360,821	367,184	369,456	(11)	(26)
Trading assets — derivative receivables	125,021	153,875	105,462	99,395	90,234	(19)	39
Loans:
Loans retained (a)	70,041	73,110	69,022	76,239	74,106	(4)	(5)
Loans held-for-sale & loans at fair value	12,402	16,378	17,612	20,440	19,612	(24)	(37)

Total loans	82,443	89,488	86,634	96,679	93,718	(8)	(12)
Adjusted assets (b)	589,163	685,242	694,459	676,777	662,419	(14)	(11)
Equity	33,000	33,000	26,000	23,319	22,000	—	50

Headcount	26,142	27,938	30,993	37,057	25,780	(6)	1

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$36	$87	$13	$(8)	$13	(59)	177
Nonperforming assets:
Loans (c)	1,795	1,175	436	313	321	53	459
Derivative receivables	1,010	1,079	34	76	31	(6)	NM
Assets acquired in loan satisfactions	236	247	113	101	87	(4)	171

Total nonperforming assets	3,041	2,501	583	490	439	22	NM
Allowance for credit losses:
Allowance for loan losses	4,682	3,444	2,654	2,429	1,891	36	148
Allowance for lending-related commitments	295	360	463	469	607	(18)	(51)

Total allowance for credit losses	4,977	3,804	3,117	2,898	2,498	31	99

Net charge-off (recovery) rate (a) (d)	0.21%	0.47%	0.07%	(0.04)%	0.07%
Allowance for loan losses to average loans (a) (d) (e)	6.68	4.71	3.85	3.19	2.55
Allowance for loan losses to nonperforming loans (c)	269	301	657	843	683
Nonperforming loans to average loans	2.18	1.31	0.50	0.32	0.34

(a)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans held-for-sale and loans accounted for at fair value.

(b)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of variable interest entities (“VIEs”) consolidated under FIN 46R; (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; (5) securities received as collateral; and (6) investments purchased under the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility. The amount of adjusted assets is presented to assist the reader in comparing the Investment Bank’s (“IB”) asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which were considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(c)	Nonperforming loans included loans held-for-sale and loans at fair value of $57 million, $32 million, $32 million, $25 million, and $44 million, at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, respectively, which were excluded from the allowance coverage ratios. Nonperforming loans excluded distressed loans held-for-sale that were purchased as part of IB’s proprietary activities.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the allowance coverage ratio and net charge-off (recovery) rate.

(e)	Excluding the impact of a loan originated in March 2008 to Bear Stearns, the adjusted ratio would be 3.46% and 2.61% for the quarters ended June 30, 2008, and March 31, 2008, respectively. The average balance of the loan extended to Bear Stearns was $6.0 billion and $1.7 billion for the quarters ended June 30, 2008, and March 31, 2008, respectively. The allowance for loan losses to period-end loans was 7.04%, 4.83%, 3.70%, 3.35%, and 2.46% at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and rankings data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR — 99% CONFIDENCE LEVEL (a)
Trading activities:
Fixed income	$218	$276	$183	$155	$120	(21)%	82%
Foreign exchange	40	55	20	26	35	(27)	14
Equities	162	87	80	30	31	86	423
Commodities and other	28	30	41	31	28	(7)	—
Diversification (b)	(159)	(146)	(104)	(92)	(92)	(9)	(73)

Total trading VaR (c)	289	302	220	150	122	(4)	137

Credit portfolio VaR (d)	182	165	47	35	30	10	NM
Diversification (b)	(135)	(140)	(49)	(36)	(30)	4	(350)

Total trading and credit portfolio VaR	$336	$327	$218	$149	$122	3	175

	March 31, 2009 YTD		Full Year 2008
	Market		Market
MARKET SHARES AND RANKINGS (e)	Share	Rankings	Share	Rankings
Global debt, equity and equity-related	11%	#1	10%	#1
Global syndicated loans	6%	#6	11%	#1
Global long-term debt (f)	9%	#2	9%	#3
Global equity and equity-related (g)	13%	#1	10%	#1
Global announced M&A (h)	43%	#2	27%	#2
U.S. debt, equity and equity-related	15%	#1	15%	#2
U.S. syndicated loans	17%	#3	27%	#1
U.S. long-term debt (f)	14%	#1	15%	#2
U.S. equity and equity-related (g)	21%	#1	11%	#1
U.S. announced M&A (h)	66%	#3	34%	#2

(a)	Results for second quarter 2008 include one month of the combined Firm’s results and two months of heritage JPMorgan Chase & Co. results. First quarter of 2008 reflects heritage JPMorgan Chase & Co. results.

(b)	Average VaRs were less than the sum of the VaRs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(c)	Trading VaR includes predominantly all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. Trading VaR does not include VaR related to held-for-sale funded loans and unfunded commitments, nor the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm. Trading VaR also does not include the MSR portfolio or VaR related to other corporate functions, such as Corporate/Private Equity. Beginning in the fourth quarter of 2008, trading VaR includes the estimated credit spread sensitivity of certain mortgage products.

(d)	Included VaR on derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(e)	Source: Thomson Reuters. Full year 2008 results are pro forma for the Bear Stearns merger.

(f)	Includes asset-backed securities, mortgage-backed securities and municipal securities.

(g)	Includes rights offerings; U.S. domiciled equity and equity-related transactions.

(h)	Global announced M&A is based upon rank value; all other rankings are based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. Global and U.S. announced M&A market share and ranking for 2008 include transactions withdrawn since December 31, 2008. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$948	$1,050	$538	$497	$461	(10)%	106%
Asset management, administration and commissions	435	412	346	375	377	6	15
Securities gains	—	—	—	—	—	—	—
Mortgage fees and related income	1,633	1,962	438	696	525	(17)	211
Credit card income	367	367	204	194	174	—	111
Other income	214	183	206	198	152	17	41

Noninterest revenue	3,597	3,974	1,732	1,960	1,689	(9)	113
Net interest income	5,238	4,710	3,231	3,150	3,074	11	70

TOTAL NET REVENUE	8,835	8,684	4,963	5,110	4,763	2	85

Provision for credit losses	3,877	3,576	2,056	1,585	2,688	8	44

NONINTEREST EXPENSE
Compensation expense	1,631	1,604	1,120	1,184	1,160	2	41
Noncompensation expense	2,457	2,345	1,559	1,396	1,312	5	87
Amortization of intangibles	83	97	100	100	100	(14)	(17)

TOTAL NONINTEREST EXPENSE	4,171	4,046	2,779	2,680	2,572	3	62

Income (loss) before income tax expense	787	1,062	128	845	(497)	(26)	NM
Income tax expense (benefit)	313	438	64	342	(186)	(29)	NM

NET INCOME (LOSS)	$474	$624	$64	$503	$(311)	(24)	NM

FINANCIAL RATIOS
ROE	8%	10%	1%	12%	(7)%
Overhead ratio	47	47	56	52	54
Overhead ratio excluding core deposit intangibles (a)	46	45	54	51	52

SELECTED BALANCE SHEET DATA (Period-end)
Assets	$412,505	$419,831	$426,435	$265,845	$262,118	(2)	57
Loans:
Loans retained	364,220	368,786	371,153	223,047	218,489	(1)	67
Loans held-for-sale & loans at fair value (b)	12,529	9,996	10,223	16,282	18,000	25	(30)

Total loans	376,749	378,782	381,376	239,329	236,489	(1)	59
Deposits	380,140	360,451	353,660	223,121	230,854	5	65
Equity	25,000	25,000	25,000	17,000	17,000	—	47

SELECTED BALANCE SHEET DATA (Average)
Assets	$423,472	$423,699	$265,367	$267,808	$260,013	—	63
Loans:
Loans retained	366,925	369,172	222,640	221,132	214,586	(1)	71
Loans held-for-sale & loans at fair value (b)	16,526	13,848	16,037	20,492	17,841	19	(7)

Total loans	383,451	383,020	238,677	241,624	232,427	—	65
Deposits	370,278	358,523	222,180	226,487	225,555	3	64
Equity	25,000	25,000	17,000	17,000	17,000	—	47

Headcount	100,677	102,007	101,826	69,550	70,095	(1)	44

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Retail Banking’s core deposit intangible amortization expense related to the 2006 Bank of New York transaction and the 2004 Bank One merger of $83 million, $97 million, $99 million, $99 million, and $99 million, for the quarters ending March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively.

(b)	Prime mortgages originated with the intent to sell are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. These loans totaled $8.9 billion, $8.0 billion, $8.6 billion, $14.1 billion, and $13.5 billion, at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively. Average balances of these loans totaled $13.4 billion, $12.0 billion, $14.5 billion, $16.9 billion, and $13.4 billion for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$2,176	$1,701	$1,326	$1,025	$825	28%	164%
Nonperforming loans (a) (b) (c) (d)	7,978	6,784	5,724	4,574	3,742	18	113
Nonperforming assets (a) (b) (c) (d)	9,846	9,077	8,085	5,333	4,359	8	126
Allowance for loan losses	10,619	8,918	7,517	5,062	4,496	19	136

Net charge-off rate (e)	2.41%	1.83%	2.37%	1.86%	1.55%
Net charge-off rate excluding purchased credit-impaired loans (e) (f)	3.16	2.41	2.37	1.86	1.55
Allowance for loan losses to ending loans (e)	2.92	2.42	2.03	2.27	2.06
Allowance for loan losses to ending loans excluding purchased credit-impaired loans (e) (f)	3.84	3.19	2.56	2.27	2.06
Allowance for loan losses to nonperforming loans (a) (e)	138	136	136	115	124
Nonperforming loans to total loans	2.12	1.79	1.50	1.91	1.58

(a)	Excludes purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

(b)	Nonperforming loans and assets included loans held-for-sale and loans accounted for at fair value of $264 million, $236 million, $207 million, $180 million, and $129 million at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively. Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from Government National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies of $4.6 billion, $3.3 billion, $1.8 billion, $1.9 billion, and $1.8 billion at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively, and (2) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $433 million, $437 million, $405 million, $394 million, and $418 million, at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively. These amounts for GNMA and student loans are excluded, as reimbursement is proceeding normally.

(d)	During the second quarter of 2008, the policy for classifying subprime mortgage and home equity loans as nonperforming was changed to conform to all other home lending products. Prior period nonperforming loans and assets have been revised to reflect this change.

(e)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(f)	Excludes the impact of purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of the acquisition date, of credit losses over the remaining life of the portfolio. No allowance for loan losses has been recorded for these loans as of March 31, 2009, December 31, 2008, and September 30, 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
RETAIL BANKING
Noninterest revenue	$1,718	$1,834	$1,089	$1,062	$966	(6)%	78%
Net interest income	2,614	2,687	1,756	1,671	1,545	(3)	69

Total net revenue	4,332	4,521	2,845	2,733	2,511	(4)	73
Provision for credit losses	325	268	70	62	49	21	NM
Noninterest expense	2,580	2,533	1,580	1,557	1,562	2	65

Income before income tax expense	1,427	1,720	1,195	1,114	900	(17)	59

Net income	$863	$1,040	$723	$674	$545	(17)	58

Overhead ratio	60%	56%	56%	57%	62%
Overhead ratio excluding core deposit intangibles (a)	58	54	52	53	58

BUSINESS METRICS (in billions)
Business banking origination volume	$0.5	$0.8	$1.2	$1.7	$1.8	(38)	(72)
End-of-period loans owned	18.2	18.4	18.6	16.5	15.9	(1)	14
End-of-period deposits:
Checking	$113.9	$109.2	$106.7	$69.1	$69.0	4	65
Savings	152.4	144.0	146.4	105.8	105.4	6	45
Time and other	86.5	89.1	85.8	37.0	44.6	(3)	94

Total end-of-period deposits	352.8	342.3	338.9	211.9	219.0	3	61
Average loans owned	$18.4	$18.2	$16.6	$16.2	$15.8	1	16
Average deposits:
Checking	$109.4	$105.8	$68.0	$68.4	$66.1	3	66
Savings	148.2	145.3	105.4	105.9	100.3	2	48
Time and other	88.2	88.7	36.7	39.6	47.7	(1)	85

Total average deposits	345.8	339.8	210.1	213.9	214.1	2	62
Deposit margin	2.85%	2.94%	3.06%	2.88%	2.64%
Average assets	$30.2	$28.7	$25.6	$25.7	$25.4	5	19

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$175	$168	$68	$61	$49	4	257
Net charge-off rate	3.86%	3.67%	1.63%	1.51%	1.25%
Nonperforming assets	$579	$424	$380	$337	$328	37	77

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	$4,398	$3,956	$4,389	$5,211	$4,084	11	8

Number of:
Branches	5,186	5,474	5,423	3,157	3,146	(5)	65
ATMs	14,159	14,568	14,389	9,310	9,237	(3)	53
Personal bankers	15,544	15,825	15,491	9,995	9,826	(2)	58
Sales specialists	5,454	5,661	5,899	4,116	4,133	(4)	32
Active online customers (in thousands)	12,882	11,710	11,682	7,180	6,454	10	100
Checking accounts (in thousands)	24,984	24,499	24,490	11,336	11,068	2	126

(a)	Retail Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Retail Banking’s core deposit intangible amortization expense related to the 2006 Bank of New York transaction and the 2004 Bank One merger of $83 million, $97 million, $99 million, $99 million, and $99 million, for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
CONSUMER LENDING
Noninterest revenue	$1,879	$2,140	$643	$898	$723	(12)%	160%
Net interest income	2,624	2,023	1,475	1,479	1,529	30	72

Total net revenue	4,503	4,163	2,118	2,377	2,252	8	100
Provision for credit losses	3,552	3,308	1,986	1,523	2,639	7	35
Noninterest expense	1,591	1,513	1,199	1,123	1,010	5	58

Income (loss) before income tax expense	(640)	(658)	(1,067)	(269)	(1,397)	3	54

Net income (loss)	$(389)	$(416)	$(659)	$(171)	$(856)	6	55

Overhead ratio	35%	36%	57%	47%	45%

BUSINESS METRICS (in billions)
LOANS EXCLUDING PURCHASED CREDIT-IMPAIRED LOANS
End-of-period loans owned:
Home equity	$111.7	$114.3	$116.8	$95.1	$95.0	(2)	18
Prime mortgage	65.4	65.2	63.0	40.1	38.2	—	71
Subprime mortgage	14.6	15.3	18.1	14.8	15.8	(5)	(8)
Option ARMs	9.0	9.0	19.0	—	—	—	NM
Student loans	17.3	15.9	15.3	13.0	12.4	9	40
Auto loans	43.1	42.6	43.3	44.9	44.7	1	(4)
Other	1.0	1.3	1.0	0.9	1.0	(23)	—

Total end-of-period loans	262.1	263.6	276.5	208.8	207.1	(1)	27
Average loans owned:
Home equity	$113.4	$114.6	$94.8	$95.1	$95.0	(1)	19
Prime mortgage	65.4	65.0	39.7	39.3	36.0	1	82
Subprime mortgage	14.9	15.7	14.2	15.5	15.7	(5)	(5)
Option ARMs	8.8	9.0	—	—	—	(2)	NM
Student loans	17.0	15.6	14.1	12.7	12.0	9	42
Auto loans	42.5	42.9	43.9	44.9	43.2	(1)	(2)
Other	1.5	1.5	0.9	1.0	1.3	—	15

Total average loans	263.5	264.3	207.6	208.5	203.2	—	30

PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$28.4	$28.6	$26.5	$—	$—	(1)	NM
Prime mortgage	21.4	21.8	24.7	—	—	(2)	NM
Subprime mortgage	6.6	6.8	3.9	—	—	(3)	NM
Option ARMs	31.2	31.6	22.6	—	—	(1)	NM

Total end-of-period loans	87.6	88.8	77.7	—	—	(1)	NM
Average loans owned:
Home equity	$28.4	$28.2	$—	$—	$—	1	NM
Prime mortgage	21.6	21.9	—	—	—	(1)	NM
Subprime mortgage	6.7	6.8	—	—	—	(1)	NM
Option ARMs	31.4	31.6	—	—	—	(1)	NM

Total average loans	88.1	88.5	—	—	—	—	NM

TOTAL CONSUMER LENDING PORTFOLIO
End-of-period loans owned:
Home equity	$140.1	$142.9	$143.3	$95.1	$95.0	(2)	47
Prime mortgage	86.8	87.0	87.7	40.1	38.2	—	127
Subprime mortgage	21.2	22.1	22.0	14.8	15.8	(4)	34
Option ARMs	40.2	40.6	41.6	—	—	(1)	NM
Student loans	17.3	15.9	15.3	13.0	12.4	9	40
Auto loans	43.1	42.6	43.3	44.9	44.7	1	(4)
Other	1.0	1.3	1.0	0.9	1.0	(23)	—

Total end-of-period loans	349.7	352.4	354.2	208.8	207.1	(1)	69
Average loans owned:
Home equity	$141.8	$142.8	$94.8	$95.1	$95.0	(1)	49
Prime mortgage	87.0	86.9	39.7	39.3	36.0	—	142
Subprime mortgage	21.6	22.5	14.2	15.5	15.7	(4)	38
Option ARMs	40.2	40.6	—	—	—	(1)	NM
Student loans	17.0	15.6	14.1	12.7	12.0	9	42
Auto loans	42.5	42.9	43.9	44.9	43.2	(1)	(2)
Other	1.5	1.5	0.9	1.0	1.3	—	15

Total average loans owned (b)	351.6	352.8	207.6	208.5	203.2	—	73

(a)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. Under SOP 03-3, these loans were initially recorded at fair value and accrete interest income over the estimated life of the loan when cash flows are reasonably estimable even if the underlying loans are contractually past due.

(b)	Total average loans includes loans held-for-sale of $3.1 billion, $1.8 billion, $1.5 billion, $3.6 billion, and $4.4 billion, for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
CONSUMER LENDING (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding purchased credit-impaired loans: (a)
Home equity	$1,098	$770	$663	$511	$447	43%	146%
Prime mortgage	312	195	177	104	50	60	NM
Subprime mortgage	364	319	273	192	149	14	144
Option ARMs	4	—	—	—	—	NM	NM
Auto loans	174	207	124	119	118	(16)	47
Other	49	42	21	38	12	17	308

Total net charge-offs	2,001	1,533	1,258	964	776	31	158
Net charge-off rate excluding purchased credit-impaired loans: (a)
Home equity	3.93%	2.67%	2.78%	2.16%	1.89%
Prime mortgage	1.95	1.20	1.79	1.08	0.56
Subprime mortgage	9.91	8.08	7.65	4.98	3.82
Option ARMs	0.18	—	—	—	—
Auto loans	1.66	1.92	1.12	1.07	1.10
Other	1.25	1.08	0.60	1.44	0.52
Total net charge-off rate excluding purchased credit-impaired loans (b)	3.12	2.32	2.43	1.89	1.57
Net charge-off rate — reported:
Home equity	3.14	2.15	2.78	2.16	1.89
Prime mortgage	1.46	0.89	1.79	1.08	0.56
Subprime mortgage	6.83	5.64	7.65	4.98	3.82
Option ARMs	0.04	—	—	—	—
Auto loans	1.66	1.92	1.12	1.07	1.10
Other	1.25	1.08	0.60	1.44	0.52
Total net charge-off rate — reported (b)	2.33	1.74	2.43	1.89	1.57

30+ day delinquency rate excluding purchased credit-impaired loans (c) (d) (e)	4.73	4.21	3.16	3.88	3.33
Nonperforming assets (f) (g) (h)	$9,267	$8,653	$7,705	$4,996	$4,031	7	130
Allowance for loan losses to ending loans	2.83%	2.36%	1.95%	2.33%	2.10%
Allowance for loan losses to ending loans excluding purchased credit-impaired loans (a)	3.79	3.16	2.50	2.33	2.10

(a)	Excludes the impact of purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of the acquisition date, of credit losses over the remaining life of the portfolio. No allowance for loan losses and no charge-offs have been recorded for these loans as of March 31, 2009, December 31, 2008, and September 30, 2008, respectively.

(b)	Average loans held-for-sale of $3.1 billion, $1.8 billion, $1.5 billion, $3.6 billion, and $4.4 billion, for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively, were excluded when calculating the net charge-off rate.

(c)	Excluded loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $4.5 billion, $3.2 billion, $2.0 billion, $1.5 billion, and $1.5 billion at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively. These amounts are excluded as reimbursement is proceeding normally.

(d)	Excluded loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $770 million, $824 million, $787 million, $735 million, and $734 million, at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively. These amounts are excluded as reimbursement is proceeding normally.

(e)	The delinquency rate for purchased credit-impaired loans accounted for under SOP 03-3 was 21.36%, 17.89%, and 13.21% at March 31, 2009, December 31, 2008, and September 30, 2008, respectively. There were no purchased credit-impaired loans at June 30, 2008, and March 31, 2008.

(f)	Nonperforming assets excluded (1) loans eligible for repurchase as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies of $4.6 billion, $3.3 billion, $1.8 billion, $1.9 billion, and $1.8 billion, at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively, and (2) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $433 million, $437 million, $405 million, $394 million, and $418 million, at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively. These amounts for GNMA and student loans are excluded, as reimbursement is proceeding normally.

(g)	During the second quarter of 2008, the policy for classifying subprime mortgage and home equity loans as nonperforming was changed to conform to all other home lending products. Prior period nonperforming assets have been revised to reflect this change.

(h)	Excludes purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
CONSUMER LENDING (continued)
Origination volume:
Mortgage origination volume by channel
Retail	$13.6	$7.6	$8.4	$12.5	$12.6	79%	8%
Wholesale	2.6	3.8	5.9	9.1	10.6	(32)	(75)
Correspondent	17.0	13.3	13.2	17.0	12.0	28	42
CNT (negotiated transactions)	4.5	3.4	10.2	17.5	11.9	32	(62)

Total mortgage origination volume	37.7	28.1	37.7	56.1	47.1	34	(20)

Home equity	0.9	1.7	2.6	5.3	6.7	(47)	(87)
Student loans	1.7	1.0	2.6	1.3	2.0	70	(15)
Auto loans	5.6	2.8	3.8	5.6	7.2	100	(22)

Average mortgage loans held-for-sale & loans at fair value (a)	14.0	12.2	14.9	17.4	13.8	15	1
Average assets	393.3	395.0	239.8	242.1	234.6	—	68
Third-party mortgage loans serviced (ending)	1,148.8	1,172.6	1,114.8	659.1	627.1	(2)	83
MSR net carrying value (ending)	10.6	9.3	16.4	10.9	8.4	14	26

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS (in millions)
Production revenue	$481	$62	$66	$394	$376	NM	28

Net mortgage servicing revenue:
Loan servicing revenue	1,222	1,366	654	645	593	(11)	106
Changes in MSR asset fair value:
Due to inputs or assumptions in model	1,310	(6,950)	(786)	1,519	(632)	NM	NM
Other changes in fair value	(1,073)	(843)	(390)	(394)	(425)	(27)	(152)

Total changes in MSR asset fair value	237	(7,793)	(1,176)	1,125	(1,057)	NM	NM
Derivative valuation adjustments and other	(307)	8,327	894	(1,468)	613	NM	NM

Total net mortgage servicing revenue	1,152	1,900	372	302	149	(39)	NM

Mortgage fees and related income	1,633	1,962	438	696	525	(17)	211

(a)	Prime mortgages with the intent to sell are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. Average balances of these loans totaled $13.4 billion, $12.0 billion, $14.5 billion, $16.9 billion, and $13.4 billion for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
INCOME STATEMENT
REVENUE
Credit card income	$844	$862	$633	$673	$600	(2)%	41%
All other income	(197)	(272)	13	91	119	28	NM

Noninterest revenue	647	590	646	764	719	10	(10)
Net interest income	4,482	4,318	3,241	3,011	3,185	4	41

TOTAL NET REVENUE	5,129	4,908	3,887	3,775	3,904	5	31

Provision for credit losses	4,653	3,966	2,229	2,194	1,670	17	179

NONINTEREST EXPENSE
Compensation expense	357	335	267	258	267	7	34
Noncompensation expense	850	979	773	763	841	(13)	1
Amortization of intangibles	139	175	154	164	164	(21)	(15)

TOTAL NONINTEREST EXPENSE	1,346	1,489	1,194	1,185	1,272	(10)	6

Income (loss) before income tax expense	(870)	(547)	464	396	962	(59)	NM
Income tax expense (benefit)	(323)	(176)	172	146	353	(84)	NM

NET INCOME (LOSS)	$(547)	$(371)	$292	$250	$609	(47)	NM

Memo: Net securitization gains (amortization)	$(180)	$(261)	$(28)	$36	$70	31	NM

FINANCIAL METRICS
ROE	(15)%	(10)%	8%	7%	17%
Overhead ratio	26	30	31	31	33
% of average managed outstandings:
Net interest income	9.91	9.17	8.18	7.92	8.34
Provision for credit losses	10.29	8.42	5.63	5.77	4.37
Noninterest revenue	1.43	1.25	1.63	2.01	1.88
Risk adjusted margin (a)	1.05	2.00	4.19	4.16	5.85
Noninterest expense	2.98	3.16	3.01	3.12	3.33
Pretax income (loss) (ROO) (b)	(1.92)	(1.16)	1.17	1.04	2.52
Net income (loss)	(1.21)	(0.79)	0.74	0.66	1.60

BUSINESS METRICS
Charge volume (in billions)	$76.0	$96.0	$93.9	$93.6	$85.4	(21)	(11)
Net accounts opened (in millions) (c)	2.2	4.3	16.6	3.6	3.4	(49)	(35)
Credit cards issued (in millions)	159.0	168.7	171.9	157.6	156.4	(6)	2
Number of registered internet customers (in millions)	33.8	35.6	34.3	28.0	26.7	(5)	27

Merchant acquiring business (d)
Bank card volume (in billions)	$94.4	$135.1	$197.1	$199.3	$182.4	(30)	(48)
Total transactions (in billions)	4.1	4.9	5.7	5.6	5.2	(16)	(21)

(a)	Represents total net revenue less provision for credit losses.

(b)	Pretax return on average managed outstandings.

(c)	Third quarter of 2008 included approximately 13 million credit card accounts acquired by JPMorgan Chase & Co. in the Washington Mutual transaction.

(d)	The Chase Paymentech Solutions joint venture was dissolved effective November 1, 2008. For the period January 1, 2008 through October 31, 2008, the data presented represents activity for the Chase Paymentech Solutions joint venture and beyond that date, the data presented represents activity for Chase Paymentech Solutions.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans on balance sheets	$90,911	$104,746	$92,881	$76,278	$75,888	(13)%	20%
Securitized loans	85,220	85,571	93,664	79,120	75,062	—	14

Managed loans	$176,131	$190,317	$186,545	$155,398	$150,950	(7)	17

Equity	$15,000	$15,000	$15,000	$14,100	$14,100	—	6

SELECTED BALANCE SHEET DATA (Average)
Managed assets	$201,200	$203,943	$169,413	$161,601	$159,602	(1)	26
Loans:
Loans on balance sheets	$97,783	$98,790	$79,183	$75,630	$79,445	(1)	23
Securitized loans	85,619	88,505	78,371	77,195	74,108	(3)	16

Managed average loans	$183,402	$187,295	$157,554	$152,825	$153,553	(2)	19

Equity	$15,000	$15,000	$14,100	$14,100	$14,100	—	6

Headcount	23,759	24,025	22,283	19,570	18,931	(1)	26

MANAGED CREDIT QUALITY STATISTICS
Net charge-offs	$3,493	$2,616	$1,979	$1,894	$1,670	34	109
Net charge-off rate (a)	7.72%	5.56%	5.00%	4.98%	4.37%

Managed delinquency rates
30+ day (a)	6.16%	4.97%	3.91%	3.46%	3.66%
90+ day (a)	3.22	2.34	1.77	1.76	1.84

Allowance for loan losses (b)	$8,849	$7,692	$5,946	$3,705	$3,404	15	160
Allowance for loan losses to period-end loans (b)	9.73%	7.34%	6.40%	4.86%	4.49%

KEY STATS — WASHINGTON MUTUAL ONLY (c)
Managed loans	$25,908	$28,250	$27,235			(8)	NM
Managed average loans	27,578	27,703				—	NM
Net interest income (d)	16.45%	14.87%
Risk adjusted margin (d) (e)	4.42	4.18
Net charge-off rate (a)	12.63	7.11
30+ day delinquency rate (a)	10.89	8.50	5.20%
90+ day delinquency rate (a)	5.79	3.75	1.95

KEY STATS — EXCLUDING WASHINGTON MUTUAL
Managed loans	$150,223	$162,067	$159,310	$155,398	$150,950	(7)	—
Managed average loans	155,824	159,592	157,554	152,825	153,553	(2)	1
Net interest income (d)	8.75%	8.18%	8.18%	7.92%	8.34%
Risk adjusted margin (d) (e)	0.46	1.62	4.19	4.16	5.85
Net charge-off rate	6.86	5.29	5.00	4.98	4.37
30+ day delinquency rate	5.34	4.36	3.69	3.46	3.66
90+ day delinquency rate	2.78	2.09	1.74	1.76	1.84

(a)	Results for the quarters ending March 31, 2009, December 31, 2008, and September 30, 2008 reflect the impact of purchase accounting adjustments related to the Washington Mutual transaction.

(b)	Based on loans on a reported basis.

(c)	Statistics are only presented for periods after September 25, 2008, the date of the Washington Mutual transaction.

(d)	As a percentage of average managed outstandings.

(e)	Represents total net revenue less provision for credit losses.

JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
INCOME STATEMENT DATA (a)
Credit card income
Reported	$1,384	$1,553	$1,476	$1,516	$1,537	(11)%	(10)%
Securitization adjustments	(540)	(691)	(843)	(843)	(937)	22	42

Managed credit card income	$844	$862	$633	$673	$600	(2)	41

Net interest income
Reported	$2,478	$2,408	$1,525	$1,338	$1,567	3	58
Securitization adjustments	2,004	1,910	1,716	1,673	1,618	5	24

Managed net interest income	$4,482	$4,318	$3,241	$3,011	$3,185	4	41

Total net revenue
Reported	$3,665	$3,689	$3,014	$2,945	$3,223	(1)	14
Securitization adjustments	1,464	1,219	873	830	681	20	115

Managed total net revenue	$5,129	$4,908	$3,887	$3,775	$3,904	5	31

Provision for credit losses
Reported	$3,189	$2,747	$1,356	$1,364	$989	16	222
Securitization adjustments	1,464	1,219	873	830	681	20	115

Managed provision for credit losses	$4,653	$3,966	$2,229	$2,194	$1,670	17	179

BALANCE SHEETS — AVERAGE BALANCES (a)
Total average assets
Reported	$118,418	$118,290	$93,701	$87,021	$88,013	—	35
Securitization adjustments	82,782	85,653	75,712	74,580	71,589	(3)	16

Managed average assets	$201,200	$203,943	$169,413	$161,601	$159,602	(1)	26

CREDIT QUALITY STATISTICS (a)
Net charge-offs
Reported	$2,029	$1,397	$1,106	$1,064	$989	45	105
Securitization adjustments	1,464	1,219	873	830	681	20	115

Managed net charge-offs	$3,493	$2,616	$1,979	$1,894	$1,670	34	109

(a)	JPMorgan Chase & Co. uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase & Co. treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$263	$242	$212	$207	$193	9%	36%
Asset management, administration and commissions	34	32	29	26	26	6	31
All other income (a)	125	102	147	150	115	23	9

Noninterest revenue	422	376	388	383	334	12	26
Net interest income	980	1,103	737	723	733	(11)	34

TOTAL NET REVENUE	1,402	1,479	1,125	1,106	1,067	(5)	31

Provision for credit losses	293	190	126	47	101	54	190

NONINTEREST EXPENSE
Compensation expense	200	164	177	173	178	22	12
Noncompensation expense	342	324	298	290	294	6	16
Amortization of intangibles	11	11	11	13	13	—	(15)

TOTAL NONINTEREST EXPENSE	553	499	486	476	485	11	14

Income before income tax expense	556	790	513	583	481	(30)	16
Income tax expense	218	310	201	228	189	(30)	15

NET INCOME	$338	$480	$312	$355	$292	(30)	16

MEMO:
Revenue by product:
Lending	$665	$611	$377	$376	$379	9	75
Treasury services	646	759	643	630	616	(15)	5
Investment banking	73	88	87	91	68	(17)	7
Other	18	21	18	9	4	(14)	350

Total Commercial Banking revenue	$1,402	$1,479	$1,125	$1,106	$1,067	(5)	31

IB revenue, gross (b)	$206	$241	$252	$270	$203	(15)	1

Revenue by business:
Middle Market Banking	$752	$796	$729	$708	$706	(6)	7
Commercial Term Lending (c)	228	243	—	—	—	(6)	NM
Mid-Corporate Banking	242	243	236	235	207	—	17
Real Estate Banking (c)	120	131	91	94	97	(8)	24
Other (c)	60	66	69	69	57	(9)	5

Total Commercial Banking revenue	$1,402	$1,479	$1,125	$1,106	$1,067	(5)	31

FINANCIAL RATIOS
ROE	17%	24%	18%	20%	17%
Overhead ratio	39	34	43	43	45

(a)	IB-related and commercial card revenue is included in all other income.

(b)	Represents the total revenue related to investment banking products sold to Commercial Banking (“CB”) clients.

(c)	Includes total net revenue on net assets acquired in the Washington Mutual transaction starting in the period ending December 31, 2008.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
							1Q09 Change
	1Q09	4Q08	3Q08		2Q08	1Q08	4Q08	1Q08
SELECTED BALANCE SHEET DATA (Period-end)
Equity	$8,000	$8,000	$8,000		$7,000	$7,000	—%	14%

SELECTED BALANCE SHEET DATA (Average)
Total assets	$144,298	$149,815	$101,681		$103,469	$101,979	(4)	41
Loans:
Loans retained	113,568	117,351	71,901		70,682	67,510	(3)	68
Loans held-for-sale & loans at fair value	297	329	397		379	521	(10)	(43)

Total loans	113,865	117,680	72,298		71,061	68,031	(3)	67
Liability balances (a)	114,975	114,113	99,410		99,404	99,477	1	16
Equity	8,000	8,000	7,000		7,000	7,000	—	14

MEMO:
Loans by business:
Middle Market Banking	$40,728	$42,613	$43,155		$42,879	$40,111	(4)	2
Commercial Term Lending (b)	36,814	37,039	—		—	—	(1)	NM
Mid-Corporate Banking	18,416	18,169	16,491		15,357	15,150	1	22
Real Estate Banking (b)	13,264	13,529	7,513		7,500	7,457	(2)	78
Other (b)	4,643	6,330	5,139		5,325	5,313	(27)	(13)

Total Commercial Banking loans	$113,865	$117,680	$72,298		$71,061	$68,031	(3)	67

Headcount	4,545	5,206	5,298		4,028	4,075	(13)	12

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$134	$118	$40		$49	$81	14	65
Nonperforming loans (c) (d)	1,531	1,026	844		486	446	49	243
Nonperforming assets	1,651	1,142	923		510	453	45	264
Allowance for credit losses:
Allowance for loan losses (e)	2,945	2,826	2,698		1,843	1,790	4	65
Allowance for lending-related commitments	240	206	191		170	200	17	20

Total allowance for credit losses	3,185	3,032	2,889		2,013	1,990	5	60

Net charge-off rate (f)	0.48%	0.40%	0.22%		0.28%	0.48%
Allowance for loan losses to average loans (d) (f)	2.59	2.41	2.32	(g)	2.61	2.65
Allowance for loan losses to nonperforming loans (c) (d)	192	275	320		401	426
Nonperforming loans to average loans (d)	1.34	0.87	0.72	(g)	0.68	0.66

(a)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.

(b)	Includes loans acquired in the Washington Mutual transaction starting in the period ending December 31, 2008.

(c)	Nonperforming loans included loans held-for-sale and loans at fair value of $26 million at both June 30, 2008, and March 31, 2008. These amounts were excluded when calculating the allowance for loan losses to nonperforming loans ratio. There were no nonperforming loans held-for-sale or held at fair value at March 31, 2009, December 31, 2008, and September 30, 2008.

(d)	Wholesale purchased credit-impaired loans accounted for under SOP 03-3 that were acquired in the Washington Mutual transaction are considered nonperforming loans because the timing and amount of expected cash flows are not reasonably estimable. These nonperforming loans were included when calculating the allowance coverage ratio, the allowance for loan losses to nonperforming loans ratio, and the nonperforming loans to average loans ratio. The carrying amount of these purchased credit-impaired loans at March 31, 2009, December 31, 2008, and September 30, 2008, was $219 million, $224 million and $272 million, respectively.

(e)	The allowance for loan losses at September 30, 2008, and June 30, 2008, included amounts related to loans acquired in the Washington Mutual transaction and the merger with Bear Stearns, respectively.

(f)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(g)	Average loans in the calculation of this ratio were adjusted to include $44.5 billion of loans acquired from Washington Mutual as if the transaction occurred on July 1, 2008. Excluding this adjustment, the unadjusted allowance for loan losses to average loans and nonperforming loans to average loans ratios would have been 3.75% and 1.17%, respectively.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$325	$304	$290	$283	$269	7%	21%
Asset management, administration and commissions	626	748	719	846	820	(16)	(24)
All other income	197	268	221	228	200	(26)	(2)

Noninterest revenue	1,148	1,320	1,230	1,357	1,289	(13)	(11)
Net interest income	673	929	723	662	624	(28)	8

TOTAL NET REVENUE	1,821	2,249	1,953	2,019	1,913	(19)	(5)

Provision for credit losses	(6)	45	18	7	12	NM	NM
Credit reimbursement to IB (a)	(30)	(30)	(31)	(30)	(30)	—	—

NONINTEREST EXPENSE
Compensation expense	629	628	664	669	641	—	(2)
Noncompensation expense	671	692	661	632	571	(3)	18
Amortization of intangibles	19	19	14	16	16	—	19

TOTAL NONINTEREST EXPENSE	1,319	1,339	1,339	1,317	1,228	(1)	7

Income before income tax expense	478	835	565	665	643	(43)	(26)
Income tax expense	170	302	159	240	240	(44)	(29)

NET INCOME	$308	$533	$406	$425	$403	(42)	(24)

REVENUE BY BUSINESS
Treasury Services (b)	$931	$1,068	$946	$905	$860	(13)	8
Worldwide Securities Services (b)	890	1,181	1,007	1,114	1,053	(25)	(15)

TOTAL NET REVENUE	$1,821	$2,249	$1,953	$2,019	$1,913	(19)	(5)

FINANCIAL RATIOS
ROE	25%	47%	46%	49%	46%
Overhead ratio	72	60	69	65	64
Pretax margin ratio (c)	26	37	29	33	34

SELECTED BALANCE SHEET DATA (Period-end)
Equity	$5,000	$4,500	$4,500	$3,500	$3,500	11	43

SELECTED BALANCE SHEET DATA (Average)
Total assets	$38,682	$55,515	$49,386	$56,192	$57,204	(30)	(32)
Loans (d)	20,140	31,283	26,650	23,822	23,086	(36)	(13)
Liability balances (e)	276,486	336,277	259,992	268,293	254,369	(18)	9
Equity	5,000	4,500	3,500	3,500	3,500	11	43

Headcount	26,998	27,070	27,592	27,232	26,561	—	2

(a)	TSS is charged a credit reimbursement related to certain exposures managed within IB credit portfolio on behalf of clients shared with TSS.

(b)	Reflects an internal reorganization for escrow products from Worldwide Securities Services to Treasury Services revenue of $45 million, $75 million, $49 million, $53 million, and $47 million, for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively.

(c)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(d)	Loan balances include wholesale overdrafts, commercial card and trade finance loans.

(e)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
TSS firmwide metrics include revenue recorded in the CB, Regional Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in the IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
TSS FIRMWIDE DISCLOSURES
Treasury Services revenue — reported (a)	$931	$1,068	$946	$905	$860	(13)%	8%
Treasury Services revenue reported in Commercial Banking	646	759	643	630	616	(15)	5
Treasury Services revenue reported in other lines of business	62	82	76	72	69	(24)	(10)

Treasury Services firmwide revenue (a) (b)	1,639	1,909	1,665	1,607	1,545	(14)	6

Worldwide Securities Services revenue (a)	890	1,181	1,007	1,114	1,053	(25)	(15)

Treasury & Securities Services firmwide revenue (b)	$2,529	$3,090	$2,672	$2,721	$2,598	(18)	(3)

Treasury Services firmwide liability balances (average) (c) (d)	$289,645	$312,559	$248,075	$252,625	$243,168	(7)	19
Treasury & Securities Services firmwide liability balances (average) (c)	391,461	450,390	359,401	367,670	353,845	(13)	11

TSS FIRMWIDE FINANCIAL RATIOS
Treasury Services firmwide overhead ratio (e)	53%	44%	52%	53%	54%
Treasury & Securities Services firmwide overhead ratio (e)	63	52	60	58	58

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$13,532	$13,205	$14,417	$15,476	$15,690	2	(14)

Number of:
US$ ACH transactions originated (in millions)	978	1,006	997	993	1,004	(3)	(3)
Total US$ clearing volume (in thousands)	27,186	29,346	29,277	29,063	28,056	(7)	(3)
International electronic funds transfer volume (in thousands) (f)	44,365	47,734	41,831	41,432	40,039	(7)	11
Wholesale check volume (in millions)	568	572	595	618	623	(1)	(9)
Wholesale cards issued (in thousands) (g)	22,233	22,784	21,858	19,917	19,122	(2)	16

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$2	$—	$—	$(2)	$—	NM	NM
Nonperforming loans	30	30	—	—	—	—	NM
Allowance for loan losses	51	74	47	40	26	(31)	96
Allowance for lending-related commitments	77	63	45	33	33	22	133

Net charge-off (recovery) rate	0.04%	—%	—%	(0.03)%	—%
Allowance for loan losses to average loans	0.25	0.24	0.18	0.17	0.11
Allowance for loan losses to nonperforming loans	170	247	NM	NM	NM
Nonperforming loans to average loans	0.15	0.10	—	—	—

(a)	Reflects an internal reorganization for escrow products from Worldwide Securities Services to Treasury Services revenue of $45 million, $75 million, $49 million, $53 million, and $47 million, for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively.

(b)	TSS firmwide FX revenue includes FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB. FX revenue associated with TSS customers who are FX customers of the IB was $154 million, $271 million, $196 million, $222 million, and $191 million, for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively. These amounts are not included in TS and TSS firmwide revenue.

(c)	Firmwide liability balances include TS’ liability balances recorded in the Commercial Banking line of business.

(d)	Reflects an internal reorganization for escrow products from Worldwide Securities Services to Treasury Services liability balances of $18.2 billion, $22.3 billion, $20.3 billion, $21.9 billion, and $21.5 billion, for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively.

(e)	Overhead ratios have been calculated based upon firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in the IB for TSS-related FX activity are not included in this ratio.

(f)	International electronic funds transfer includes non-US$ ACH and clearing volume.

(g)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,231	$1,362	$1,538	$1,573	$1,531	(10)%	(20)%
All other income	69	(170)	43	130	59	NM	17

Noninterest revenue	1,300	1,192	1,581	1,703	1,590	9	(18)
Net interest income	403	466	380	361	311	(14)	30

TOTAL NET REVENUE	1,703	1,658	1,961	2,064	1,901	3	(10)

Provision for credit losses	33	32	20	17	16	3	106

NONINTEREST EXPENSE
Compensation expense	800	689	816	886	825	16	(3)
Noncompensation expense	479	504	525	494	477	(5)	—
Amortization of intangibles	19	20	21	20	21	(5)	(10)

TOTAL NONINTEREST EXPENSE	1,298	1,213	1,362	1,400	1,323	7	(2)

Income before income tax expense	372	413	579	647	562	(10)	(34)
Income tax expense	148	158	228	252	206	(6)	(28)

NET INCOME	$224	$255	$351	$395	$356	(12)	(37)

REVENUE BY CLIENT SEGMENT
Private Bank (a)	$583	$630	$631	$708	$596	(7)	(2)
Institutional	460	327	486	472	490	41	(6)
Private Wealth Management (a)	312	330	352	356	349	(5)	(11)
Retail	253	265	399	490	466	(5)	(46)
Bear Stearns Brokerage	95	106	93	38	—	(10)	NM

Total net revenue	$1,703	$1,658	$1,961	$2,064	$1,901	3	(10)

FINANCIAL RATIOS
ROE	13%	14%	25%	31%	29%
Overhead ratio	76	73	69	68	70
Pretax margin ratio (b)	22	25	30	31	30

BUSINESS METRICS
Number of:
Client advisors	1,708	1,705	1,684	1,717	1,744	—	(2)
Retirement planning services participants	1,628,000	1,531,000	1,492,000	1,505,000	1,519,000	6	7
Bear Stearns brokers	359	324	323	326	—	11	NM

% of customer assets in 4 & 5 Star Funds (c)	42%	42%	39%	40%	49%	—	(14)

% of AUM in 1st and 2nd quartiles: (d)
1 year	54%	54%	49%	51%	52%	—	4
3 years	62%	65%	67%	70%	73%	(5)	(15)
5 years	66%	76%	77%	76%	75%	(13)	(12)

SELECTED BALANCE SHEET DATA (Period-end)
Equity	$7,000	$7,000	$7,000	$5,200	$5,000	—	40

SELECTED BALANCE SHEET DATA (Average)
Total assets	$58,227	$65,648	$71,189	$65,015	$60,286	(11)	(3)
Loans	34,585	36,851	39,750	39,264	36,628	(6)	(6)
Deposits	81,749	76,911	65,621	69,975	68,184	6	20
Equity	7,000	7,000	5,500	5,066	5,000	—	40

Headcount	15,109	15,339	15,493	15,840	14,955	(1)	1

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$19	$12	$(1)	$2	$(2)	58	NM
Nonperforming loans	301	147	121	68	11	105	NM
Allowance for loan losses	215	191	170	147	130	13	65
Allowance for lending-related commitments	4	5	5	5	6	(20)	(33)

Net charge-off (recovery) rate	0.22%	0.13%	(0.01)%	0.02%	(0.02)%
Allowance for loan losses to average loans	0.62	0.52	0.43	0.37	0.35
Allowance for loan losses to nonperforming loans	71	130	140	216	1,182
Nonperforming loans to average loans	0.87	0.40	0.30	0.17	0.03

(a)	In the third quarter of 2008, certain clients were transferred from Private Bank to Private Wealth Management. Prior periods have been revised to conform with this change.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	Derived from the following rating services: Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.

(d)	Derived from the following rating services: Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2009
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2009	2008	2008	2008	2008	2008	2008
Assets by asset class
Liquidity	$625	$613	$524	$478	$471	2%	33%
Fixed income	180	180	189	199	200	—	(10)
Equities & balanced	215	240	308	378	390	(10)	(45)
Alternatives	95	100	132	130	126	(5)	(25)

TOTAL ASSETS UNDER MANAGEMENT	1,115	1,133	1,153	1,185	1,187	(2)	(6)
Custody / brokerage / administration / deposits	349	363	409	426	382	(4)	(9)

TOTAL ASSETS UNDER SUPERVISION	$1,464	$1,496	$1,562	$1,611	$1,569	(2)	(7)

Assets by client segment
Institutional	$668	$681	$653	$645	$652	(2)	2
Private Bank (a)	181	181	194	181	179	—	1
Retail	184	194	223	276	279	(5)	(34)
Private Wealth Management (a)	68	71	75	75	77	(4)	(12)
Bear Stearns Brokerage	14	6	8	8	—	133	NM

TOTAL ASSETS UNDER MANAGEMENT	$1,115	$1,133	$1,153	$1,185	$1,187	(2)	(6)

Institutional	$669	$682	$653	$646	$652	(2)	3
Private Bank (a)	375	378	417	415	412	(1)	(9)
Retail	250	262	303	357	366	(5)	(32)
Private Wealth Management (a)	120	124	134	133	139	(3)	(14)
Bear Stearns Brokerage	50	50	55	60	—	—	NM

TOTAL ASSETS UNDER SUPERVISION	$1,464	$1,496	$1,562	$1,611	$1,569	(2)	(7)

Assets by geographic region
U.S. / Canada	$789	$798	$785	$771	$773	(1)	2
International	326	335	368	414	414	(3)	(21)

TOTAL ASSETS UNDER MANAGEMENT	$1,115	$1,133	$1,153	$1,185	$1,187	(2)	(6)

U.S. / Canada	$1,066	$1,084	$1,100	$1,093	$1,063	(2)	—
International	398	412	462	518	506	(3)	(21)

TOTAL ASSETS UNDER SUPERVISION	$1,464	$1,496	$1,562	$1,611	$1,569	(2)	(7)

Mutual fund assets by asset class
Liquidity	$570	$553	$470	$416	$405	3	41
Fixed income	42	41	44	47	45	2	(7)
Equities	93	99	134	179	186	(6)	(50)

TOTAL MUTUAL FUND ASSETS	$705	$693	$648	$642	$636	2	11

(a)	In the third quarter of 2008, certain clients were transferred from Private Bank to Private Wealth Management. Prior periods have been revised to conform with this change.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS
	1Q09	4Q08	3Q08	2Q08	1Q08
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,133	$1,153	$1,185	$1,187	$1,193
Net asset flows:
Liquidity	19	86	55	1	68
Fixed income	1	(7)	(4)	(1)	—
Equities, balanced & alternative	(5)	(18)	(5)	(3)	(21)
Market / performance / other impacts (a)	(33)	(81)	(78)	1	(53)

TOTAL ASSETS UNDER MANAGEMENT	$1,115	$1,133	$1,153	$1,185	$1,187

Assets under supervision rollforward
Beginning balance	$1,496	$1,562	$1,611	$1,569	$1,572
Net asset flows	25	73	61	(5)	52
Market / performance / other impacts (a)	(57)	(139)	(110)	47	(55)

TOTAL ASSETS UNDER SUPERVISION	$1,464	$1,496	$1,562	$1,611	$1,569

(a)	Second quarter 2008 reflects $15 billion for assets under management and $68 billion for assets under supervision from the Bear Stearns merger on May 30, 2008.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
INCOME STATEMENT
REVENUE
Principal transactions	$(1,493)	$(1,620)	$(1,876)	$(97)	$5	8%	NM %
Securities gains	214	499	440	656	42	(57)	410
All other income (a)	(19)	685	(275)	(378)	1,641	NM	NM

Noninterest revenue	(1,298)	(436)	(1,711)	181	1,688	(198)	NM
Net interest income (expense)	989	868	(125)	(47)	(349)	14	NM

TOTAL NET REVENUE	(309)	432	(1,836)	134	1,339	NM	NM

Provision for credit losses (b)	—	(33)	1,977	37	—	NM	—

NONINTEREST EXPENSE
Compensation expense	641	438	652	611	639	46	—
Noncompensation expense (c)	345	673	563	689	(84)	(49)	NM
Merger costs	205	181	96	155	—	13	NM

Subtotal	1,191	1,292	1,311	1,455	555	(8)	115
Net expense allocated to other businesses	(1,279)	(1,364)	(1,150)	(1,070)	(1,057)	6	(21)

TOTAL NONINTEREST EXPENSE	(88)	(72)	161	385	(502)	(22)	82

Income (loss) before income tax expense and extraordinary gain	(221)	537	(3,974)	(288)	1,841	NM	NM
Income tax expense (benefit)	41	317	(1,613)	31	730	(87)	(94)

Income (loss) before extraordinary gain	(262)	220	(2,361)	(319)	1,111	NM	NM
Extraordinary gain (d)	—	1,325	581	—	—	NM	—

NET INCOME (LOSS)	$(262)	$1,545	$(1,780)	$(319)	$1,111	NM	NM

MEMO:
TOTAL NET REVENUE
Private equity	$(449)	$(1,107)	$(216)	$197	$163	59	NM
Corporate	140	1,539	(1,620)	(63)	1,176	(91)	(88)

TOTAL NET REVENUE	$(309)	$432	$(1,836)	$134	$1,339	NM	NM

NET INCOME (LOSS)
Private equity	$(280)	$(682)	$(164)	$99	$57	59	NM
Corporate	252	1,163	(881)	122	1,054	(78)	(76)
Merger-related items (e)	(234)	1,064	(735)	(540)	—	NM	NM

TOTAL NET INCOME (LOSS)	$(262)	$1,545	$(1,780)	$(319)	$1,111	NM	NM

Headcount	22,339	23,376	24,967	22,317	21,769	(4)	3

(a)	Included the following significant items: a gain of $1.0 billion from the dissolution of the Chase Paymentech Solutions joint venture in the fourth quarter of 2008, a charge of $375 million for the repurchase of auction rate securities in the third quarter of 2008, $423 million representing the Firm’s share of Bear Stearns’ losses from April 8 to May 30, 2008, in the second quarter of 2008, and proceeds of $1.5 billion from the sale of Visa shares in its initial public offering in the first quarter of 2008.

(b)	The fourth and third quarters of 2008 included accounting conformity loan loss reserve provisions related to the acquisition of Washington Mutual Bank’s banking operations. An analysis of loans acquired in the transaction was substantially completed during the fourth quarter. This resulted in an increase in the credit-impaired loan balances, a corresponding reduction in the non-credited-impaired portfolio and a reduction in the estimate of incurred losses related to the non-credit-impaired portfolio requiring a reduction in the accounting conformity provision for these loans. Also in the fourth quarter was a provision for credit losses related to the transfer of higher quality credit card loans from the legacy Chase portfolio to a securitization trust previously established by Washington Mutual.

(c)	Included a release of credit card litigation reserves in the first quarter of 2008.

(d)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank from the Federal Deposit Insurance Corporation for $1.9 billion. The fair value of the net assets acquired exceeded the purchase price which resulted in negative goodwill. In accordance with SFAS 141, noncurrent nonfinancial assets that are not held-for-sale were written down against that negative goodwill. The negative goodwill remaining of $581 million after writing down nonfinancial assets was recognized as an extraordinary gain in the third quarter of 2008. As a result of refining the purchase price allocation during the fourth quarter of 2008, an additional gain of $1.3 billion was recognized.

(e)	Included accounting conformity loan loss reserve provisions, extraordinary gains and merger costs related to the Washington Mutual transaction, as well as items related to the Bear Stearns merger, including Bear Stearns’ losses, merger costs, Bear Stearns asset management liquidation costs and Bear Stearns private client services broker retention expense.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
SUPPLEMENTAL

TREASURY
Securities gains (a)	$214	$512	$442	$656	$42	(58)%	410%
Investment securities portfolio (average) (b)	218,961	143,160	105,984	97,223	80,443	53	172
Investment securities portfolio (ending) (b)	246,697	166,662	115,703	103,751	91,323	48	170
Mortgage loans (average)	7,210	7,277	7,221	7,004	6,730	(1)	7
Mortgage loans (ending)	7,162	7,292	7,297	7,150	6,847	(2)	5

PRIVATE EQUITY
Private equity gains (losses)
Direct investments
Realized gains	$15	$24	$40	$540	$1,113	(38)	(99)
Unrealized gains (losses) (c)	(409)	(1,000)	(273)	(326)	(881)	59	54

Total direct investments	(394)	(976)	(233)	214	232	60	NM
Third-party fund investments	(68)	(121)	27	6	(43)	44	(58)

Total private equity gains (losses) (d)	$(462)	$(1,097)	$(206)	$220	$189	58	NM

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$305	$483	$600	$615	$603	(37)	(49)
Cost	778	792	705	665	499	(2)	56
Quoted public value	346	543	657	732	720	(36)	(52)
Privately-held direct securities
Carrying value	4,708	5,564	6,038	6,270	5,191	(15)	(9)
Cost	5,519	6,296	6,058	6,113	4,973	(12)	11
Third-party fund investments
Carrying value	1,537	805	889	838	811	91	90
Cost	2,082	1,169	1,121	1,094	1,064	78	96

Total private equity portfolio — Carrying value	$6,550	$6,852	$7,527	$7,723	$6,605	(4)	(1)

Total private equity portfolio — Cost	$8,379	$8,257	$7,884	$7,872	$6,536	1	28

(a)	Included a $668 million gain on the sale of MasterCard shares in the second quarter of 2008. All periods reflect repositioning of the Corporate investment securities portfolio and exclude gains/losses on securities used to manage risk associated with MSRs.

(b)	Includes Chief Investment Office investment securities only.

(c)	Unrealized gains (losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(d)	Included in principal transactions revenue in the Consolidated Statements of Income.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

						Mar 31, 2009
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2009	2008	2008	2008	2008	2008	2008
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$176,282	$186,776	$202,170	$137,236	$141,921	(6)%	24%
Loans — Non-U.S.	66,002	75,268	86,275	92,123	89,376	(12)	(26)

TOTAL WHOLESALE LOANS — REPORTED (b)	242,284	262,044	288,445	229,359	231,297	(8)	5

CONSUMER (c)
Home loan portfolio — excluding purchased credit-impaired loans:
Home equity	111,781	114,335	116,804	95,129	94,968	(2)	18
Prime mortgage	71,731	72,266	70,243	46,221	44,705	(1)	60
Subprime mortgage	14,594	15,330	18,162	14,792	15,775	(5)	(7)
Option ARMs	8,940	9,018	18,989	—	—	(1)	NM

Total home loan portfolio — excluding purchased credit-impaired loans	207,046	210,949	224,198	156,142	155,448	(2)	33
Home loan portfolio — purchased credit-impaired loans: (d)
Home equity	28,366	28,555	26,507	—	—	(1)	NM
Prime mortgage	21,398	21,855	24,672	—	—	(2)	NM
Subprime mortgage	6,565	6,760	3,863	—	—	(3)	NM
Option ARMs	31,243	31,643	22,653	—	—	(1)	NM

Total home loan portfolio — purchased credit-impaired loans	87,572	88,813	77,695	—	—	(1)	NM
Other consumer:
Auto	43,065	42,603	43,306	44,867	44,714	1	(4)
Credit card — reported	90,911	104,746	92,881	76,278	75,888	(13)	20
Other loans	33,700	33,715	33,252	29,187	25,175	—	34
Loans held-for-sale (e)	3,665	2,028	1,604	2,196	4,534	81	(19)

TOTAL CONSUMER LOANS — REPORTED	465,959	482,854	472,936	308,670	305,759	(3)	52

TOTAL LOANS — REPORTED	708,243	744,898	761,381	538,029	537,056	(5)	32
Credit card — securitized	85,220	85,571	93,664	79,120	75,062	—	14

TOTAL LOANS — MANAGED	793,463	830,469	855,045	617,149	612,118	(4)	30
Derivative receivables	131,247	162,626	118,648	122,389	99,110	(19)	32
Receivables from customers (f)	14,504	16,141	25,422	26,572	—	(10)	NM

TOTAL CREDIT-RELATED ASSETS	939,214	1,009,236	999,115	766,110	711,228	(7)	32
Wholesale lending-related commitments	363,013	379,871	407,823	430,028	438,392	(4)	(17)

TOTAL	$1,302,227	$1,389,107	$1,406,938	$1,196,138	$1,149,620	(6)	13

Memo: Total by category
Total wholesale exposure (g)	$751,048	$820,682	$840,338	$808,348	$768,799	(8)	(2)
Total consumer managed loans (h)	551,179	568,425	566,600	387,790	380,821	(3)	45

Total	$1,302,227	$1,389,107	$1,406,938	$1,196,138	$1,149,620	(6)	13

Risk profile of wholesale credit exposure:

Investment-grade (i)	$546,968	$605,210	$620,524	$595,043	$590,439	(10)	(7)

Noninvestment-grade: (i)
Noncriticized	147,891	159,379	161,503	154,218	147,771	(7)	—
Criticized performing	25,320	22,568	14,491	11,611	9,570	12	165
Criticized nonperforming	4,615	3,429	1,418	899	742	35	NM

Total noninvestment-grade	177,826	185,376	177,412	166,728	158,083	(4)	12

Loans held-for-sale & loans at fair value	11,750	13,955	16,980	20,005	20,277	(16)	(42)
Receivables from customers (f)	14,504	16,141	25,422	26,572	—	(10)	NM

Total wholesale exposure	$751,048	$820,682	$840,338	$808,348	$768,799	(8)	(2)

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.

(b)	Includes loans held-for-sale and loans at fair value.

(c)	Includes Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate/Private Equity segment to be risk managed by the Chief Investment Office.

(d)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. Under SOP 03-3, these loans were initially recorded at fair value and accrete interest income over the estimated life of the loan when cash flows are reasonably estimable even if the underlying loans are contractually past due. As of September 30, 2008, an analysis of the acquired portfolio was conducted in order to preliminarily identify loans meeting the SOP 03-3 impairment criteria. This analysis was completed during the fourth quarter of 2008, resulting in the reclassification of $12.4 billion of acquired loans from the non-credit-impaired loan balances into the credit-impaired loan balances.

(e)	Includes loans for prime mortgage of $825 million, $206 million, $132 million, $964 million, and $375 million at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively, and other (largely student loans) of $2.8 billion, $1.8 billion, $1.5 billion, $1.2 billion, and $4.2 billion at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively.

(f)	Represents margin loans to prime and retail brokerage customers, which are included in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(g)	Primarily represents total wholesale loans, derivative receivables, wholesale lending-related commitments and receivables from customers.

(h)	Represents total consumer loans plus credit card securitizations, and excludes consumer lending-related commitments.

(i)	Excludes loans held-for-sale and loans at fair value.

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:

Investment-Grade: AAA / Aaa to BBB- / Baa3

Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2009
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2009	2008	2008	2008	2008	2008	2008
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS (a)
Loans — U.S.	$3,040	$2,123	$1,185	$806	$761	43%	299%
Loans — Non-U.S.	622	259	220	64	20	140	NM

TOTAL WHOLESALE LOANS	3,662	2,382	1,405	870	781	54	369

CONSUMER LOANS (b)
Home loan portfolio (includes RFS and Corporate/Private Equity):
Home equity (c)	1,591	1,394	1,142	1,008	924	14	72
Prime mortgage	2,712	1,895	1,496	1,232	860	43	215
Subprime mortgage (c)	2,545	2,690	2,384	1,715	1,401	(5)	82
Option ARMs	97	10	—	—	—	NM	NM

Total home loan portfolio	6,945	5,989	5,022	3,955	3,185	16	118
Auto loans	165	148	119	102	94	11	76
Credit card — reported	4	4	5	6	6	—	(33)
Other loans	625	430	382	340	335	45	87

TOTAL CONSUMER LOANS (d) (e)	7,739	6,571	5,528	4,403	3,620	18	114

TOTAL NONPERFORMING LOANS REPORTED (c)	11,401	8,953	6,933	5,273	4,401	27	159

Derivative receivables	1,010	1,079	45	80	31	(6)	NM
Assets acquired in loan satisfactions	2,243	2,682	2,542	880	711	(16)	215

TOTAL NONPERFORMING ASSETS	$14,654	$12,714	$9,520	$6,233	$5,143	15	185

TOTAL NONPERFORMING LOANS TO TOTAL LOANS REPORTED	1.61%	1.20%	0.91%	0.98%	0.82%

NONPERFORMING ASSETS BY LOB
Investment Bank	$3,041	$2,501	$583	$490	$439	22	NM
Retail Financial Services (c) (e)	9,582	8,841	7,878	5,153	4,230	8	127
Card Services	4	4	5	6	6	—	(33)
Commercial Banking	1,651	1,142	923	510	453	45	264
Treasury & Securities Services	30	30	—	—	—	—	NM
Asset Management	319	172	121	68	11	85	NM
Corporate/Private Equity (f)	27	24	10	6	4	13	NM

TOTAL	$14,654	$12,714	$9,520	$6,233	$5,143	15	185

(a)	Included nonperforming loans held-for-sale and loans at fair value of $57 million, $32 million, $32 million, $51 million, and $70 million at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively. Excluded purchased held-for-sale wholesale loans.

(b)	There were no nonperforming loans held-for-sale at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008.

(c)	During the second quarter of 2008, the policy for classifying subprime mortgage and home equity loans as nonperforming was changed to conform to all other home lending products. Prior period nonperforming loans and assets have been revised to reflect this change.

(d)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $4.6 billion, $3.3 billion, $1.8 billion, $1.9 billion, and $1.8 billion, at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively, and (2) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $433 million, $437 million, $405 million, $394 million, and $418 million, at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively. These amounts for GNMA and student loans are excluded, as reimbursement is proceeding normally.

(e)	Excludes purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

(f)	Predominantly relates to held-for-investment prime mortgage.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
GROSS CHARGE-OFFS
Wholesale loans	$206	$238	$71	$82	$130	(13)%	58%
Consumer (includes RFS and Corporate/Private Equity)	2,244	1,752	1,375	1,079	880	28	155
Credit card — reported	2,189	1,559	1,245	1,209	1,144	40	91

Total loans — reported	4,639	3,549	2,691	2,370	2,154	31	115
Credit card — securitized	1,579	1,351	985	949	791	17	100

Total loans — managed	6,218	4,900	3,676	3,319	2,945	27	111

RECOVERIES
Wholesale loans	15	21	19	41	38	(29)	(61)
Consumer (includes RFS and Corporate/Private Equity)	68	51	49	54	55	33	24
Credit card — reported	160	162	139	145	155	(1)	3

Total loans — reported	243	234	207	240	248	4	(2)
Credit card — securitized	115	123	112	119	110	(7)	5

Total loans — managed	358	357	319	359	358	—	—

NET CHARGE-OFFS
Wholesale loans	191	217	52	41	92	(12)	108
Consumer (includes RFS and Corporate/Private Equity)	2,176	1,701	1,326	1,025	825	28	164
Credit card — reported	2,029	1,397	1,106	1,064	989	45	105

Total loans — reported	4,396	3,315	2,484	2,130	1,906	33	131
Credit card — securitized	1,464	1,228	873	830	681	19	115

Total loans — managed	$5,860	$4,543	$3,357	$2,960	$2,587	29	127

NET CHARGE-OFF RATES
Wholesale loans (a)	0.32%	0.33%	0.10%	0.08%	0.18%
Consumer (b)	2.36	1.80	2.29	1.81	1.50
Consumer excluding purchased credit-impaired loans (b)	3.09	2.35	2.29	1.81	1.50
Credit card — reported	8.42	5.63	5.56	5.66	5.01
Total loans — reported (a) (b)	2.51	1.80	1.91	1.67	1.53
Credit card — securitized	6.93	5.48	4.43	4.32	3.70
Total loans — managed (a) (b)	2.98	2.20	2.24	2.02	1.81

Memo: Credit card — managed	7.72	5.56	5.00	4.98	4.37

(a)	Average wholesale loans held-for-sale and loans at fair value were $13.3 billion, $16.7 billion, $18.0 billion, $20.8 billion, and $20.1 billion, for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively. These amounts were excluded when calculating the net charge-off rates. Excluding average wholesale purchased credit-impaired loans of $222 million and $248 million for the quarters ended March 31, 2009 and December 31, 2008, respectively has no effect on the net charge-off rate.

(b)	Average consumer (excluding card) loans held-for-sale and loans at fair value were $3.1 billion, $1.8 billion, $1.5 billion, $3.6 billion, and $4.4 billion for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively. These amounts were excluded when calculating the net charge-off rates.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning balance	$23,164	$19,052	$13,246	$11,746	$9,234	22%	151%
Acquired allowance resulting from the Washington Mutual transaction	—	—	2,535	—	—	—	—
Net charge-offs	4,396	3,315	2,484	2,130	1,906	33	131
Provision for loan losses (a)	8,617	7,434	5,760	3,624	4,419	16	95
Other	(4)	(7)	(5)	6	(1)	43	(300)

Ending balance	$27,381	$23,164	$19,052	$13,246	$11,746	18	133

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$659	$713	$686	$855	$850	(8)	(22)
Provision for lending-related commitments	(21)	(121)	27	(169)	5	83	NM
Other	—	67	—	—	—	NM	—

Ending balance	$638	$659	$713	$686	$855	(3)	(25)

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset specific	$1,213	$712	$253	$174	$146	70	NM
Formula-based	6,691	5,833	5,326	4,295	3,691	15	81

Total wholesale	7,904	6,545	5,579	4,469	3,837	21	106

Consumer
Asset specific	106	74	70	61	75	43	41
Formula-based	19,371	16,545	13,403	8,716	7,834	17	147

Total consumer	19,477	16,619	13,473	8,777	7,909	17	146

Total allowance for loan losses	27,381	23,164	19,052	13,246	11,746	18	133
Allowance for lending-related commitments	638	659	713	686	855	(3)	(25)

Total allowance for credit losses	$28,019	$23,823	$19,765	$13,932	$12,601	18	122

Wholesale allowance for loan losses to total wholesale loans (b)	3.43%	2.64%	2.06%	2.13%	1.82%
Consumer allowance for loan losses to total consumer loans (c)	4.21	3.46	2.86	2.86	2.63
Consumer allowance for loan losses to total consumer loans excluding purchased credit-impaired loans (c) (d)	5.20	4.24	3.42	2.86	2.63
Allowance for loan losses to total loans (b) (c)	3.95	3.18	2.56	2.57	2.29
Allowance for loan losses to total nonperforming loans (e) (f)	241	260	287	254	271
Allowance for loan losses to ending loans excluding purchased credit-impaired loans (b) (c) (d)	4.53	3.62	2.87	2.57	2.29

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$4,682	$3,444	$2,654	$2,429	$1,891	36	148
Retail Financial Services	10,619	8,918	7,517	5,062	4,496	19	136
Card Services	8,849	7,692	5,946	3,705	3,404	15	160
Commercial Banking	2,945	2,826	2,698	1,843	1,790	4	65
Treasury & Securities Services	51	74	47	40	26	(31)	96
Asset Management	215	191	170	147	130	13	65
Corporate/Private Equity	20	19	20	20	9	5	122

Total	$27,381	$23,164	$19,052	$13,246	$11,746	18	133

(a)	Includes accounting conformity loan loss reserve provision related to the acquisition of Washington Mutual Bank’s banking operations.

(b)	Wholesale loans held-for-sale and loans at fair value were $11.7 billion, $14.0 billion, $17.0 billion, $20.0 billion, and $20.3 billion, at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008 respectively, these amounts were excluded when calculating the allowance coverage ratios. Excluding wholesale purchased credit-impaired loans of $219 million, $224 million, and $272 million at March 31, 2009, December 31, 2008, and September 30, 2008, respectively, has no effect on the wholesale allowance coverage ratios.

(c)	Consumer loans held-for-sale were $3.7 billion, $2.0 billion, $1.6 billion, $2.2 billion, and $4.5 billion at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008 respectively. These amounts were excluded when calculating the allowance coverage ratios.

(d)	Excludes the impact of purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of the acquisition date, of credit losses over the remaining life of the portfolio. No allowance for loan losses has been recorded for these loans as of March 31, 2009, December 31, 2008, and September 30, 2008, respectively.

(e)	Nonperforming loans held-for-sale and loans at fair value were $57 million, $32 million, $32 million, $51 million, and $70 million at March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively. These amounts were excluded when calculating the allowance coverage ratios.

(f)	Excludes consumer purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$1,274	$869	$238	$538	$571	47%	123%
Commercial Banking	263	180	105	77	143	46	84
Treasury & Securities Services	(20)	27	7	7	11	NM	NM
Asset Management	34	32	21	17	17	6	100
Corporate/Private Equity (a) (b)	—	76	564	36	—	NM	—

Total wholesale	1,551	1,184	935	675	742	31	109

Retail Financial Services	3,877	3,578	2,056	1,584	2,688	8	44
Card Services — reported	3,189	2,747	1,356	1,364	989	16	222
Corporate/Private Equity (a)	—	(75)	1,413	1	—	NM	—

Total consumer	7,066	6,250	4,825	2,949	3,677	13	92

Total provision for loan losses	$8,617	$7,434	$5,760	$3,624	$4,419	16	95

LENDING-RELATED COMMITMENTS
Investment Bank	$(64)	$(104)	$(4)	$(140)	$47	38	NM
Commercial Banking	30	10	21	(30)	(42)	200	NM
Treasury & Securities Services	14	18	11	—	1	(22)	NM
Asset Management	(1)	—	(1)	—	(1)	NM	—
Corporate/Private Equity (a)	—	5	—	—	—	NM	—

Total wholesale	(21)	(71)	27	(170)	5	70	NM

Retail Financial Services	—	(2)	—	1	—	NM	—
Card Services — reported	—	—	—	—	—	—	—
Corporate/Private Equity (a)	—	(48)	—	—	—	NM	—

Total consumer	—	(50)	—	1	—	NM	—

Total provision for lending-related commitments	$(21)	$(121)	$27	$(169)	$5	83	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$1,210	$765	$234	$398	$618	58	96
Commercial Banking	293	190	126	47	101	54	190
Treasury & Securities Services	(6)	45	18	7	12	NM	NM
Asset Management	33	32	20	17	16	3	106
Corporate/Private Equity (a) (b)	—	81	564	36	—	NM	—

Total wholesale	1,530	1,113	962	505	747	37	105

Retail Financial Services	3,877	3,576	2,056	1,585	2,688	8	44
Card Services — reported	3,189	2,747	1,356	1,364	989	16	222
Corporate/Private Equity (a)	—	(123)	1,413	1	—	NM	—

Total consumer	7,066	6,200	4,825	2,950	3,677	14	92

Total provision for credit losses	8,596	7,313	5,787	3,455	4,424	18	94

Credit card — securitized	1,464	1,228	873	830	681	19	115

Managed provision for credit losses	$10,060	$8,541	$6,660	$4,285	$5,105	18	97

(a)	Includes accounting conformity provisions related to the Washington Mutual transaction in the third quarter of 2008.

(b)	Includes provision expense related to loans acquired in the Bear Stearns transaction in the second quarter of 2008.

JPMORGAN CHASE & CO.
MARKET RISK-RELATED INFORMATION
(in millions)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
AVERAGE IB TRADING VAR AND CREDIT
PORTFOLIO VAR - 99% CONFIDENCE LEVEL
IB VaR by risk type:
Fixed income	$218	$276	$183	$155	$120	(21)%	82%
Foreign exchange	40	55	20	26	35	(27)	14
Equities	162	87	80	30	31	86	423
Commodities and other	28	30	41	31	28	(7)	—
Diversification benefit to IB trading VaR (a)	(159)	(146)	(104)	(92)	(92)	(9)	(73)

99% IB Trading VaR (b)	289	302	220	150	122	(4)	137
Credit portfolio VaR (c)	182	165	47	35	30	10	NM
Diversification benefit to IB trading and credit portfolio VaR (a)	(135)	(140)	(49)	(36)	(30)	4	(350)

99% Total IB trading and credit portfolio VaR	$336	$327	$218	$149	$122	3	175

AVERAGE IB TRADING VAR , CREDIT PORTFOLIO
VAR AND OTHER VAR - 95% CONFIDENCE LEVEL (d)
IB VaR by risk type:
Fixed income	$158	$194	$130			(19)
Foreign exchange	23	32	13			(28)
Equities	97	47	46			106
Commodities and other	20	21	24			(5)
Diversification benefit to IB trading VaR (a)	(108)	(103)	(69)			(5)

95% IB Trading VaR (b)	190	191	144			(1)

Credit portfolio VaR (c)	86	66	25			30
Diversification benefit to IB trading and credit portfolio VaR (a)	(63)	(50)	(22)			(26)

95% Total IB trading and credit portfolio VaR	213	207	147			3

Consumer Lending VaR (e)	108	56	19			93
Corporate Risk Management VaR (f)	121	76	22			59
Diversification benefit to total other VaR (a)	(61)	(31)	(10)			(97)

Total other VaR	168	101	31			66

Diversification benefit to total IB and other VaR (a)	(93)	(56)	(24)			(66)

Total IB and other VaR	$288	$252	$154			14

(a)	Average VaRs were less than the sum of the VaRs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(b)	IB Trading VaR includes predominantly all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. The 95% IB Trading VaR includes syndicated lending facilities that the Firm intends to distribute, and the credit spread sensitivities of certain mortgage products. The 99% IB Trading VaR includes the credit spread sensitivities of certain mortgage products but does not include syndicated lending facilities that the Firm intends to distribute. Both the 95% and 99% IB Trading VaR do not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Includes VaR on derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(d)	In the third quarter of 2008, the Firm revised the VaR measurement to create a more comprehensive view of its market risks by adding syndicated lending facilities that the Firm intends to distribute, and the credit spread sensitivities of certain mortgage products. In addition, certain actively managed positions utilized as part of the Firm’s risk management function within Corporate and in RFS’ mortgage banking businesses have been added to IB VaR to provide a Total IB and other VaR measure. Finally, the Firm moved from using a 99% confidence level to a 95% confidence level since the 95% level provides a more stable measure of the VaR for day-to-day risk management. This section presents the results of the Firm’s VaR measure under the revised measurement using a 95% confidence level. The Firm intends to only present the VaR at this confidence level once information for five quarters and two comparative year-to-date periods is available.

(e)	Consumer Lending VaR includes the Firm’s mortgage pipeline and warehouse, MSR and all related hedges.

(f)	Corporate Risk Management VaR includes certain actively managed positions utilized as part of the Firm’s risk management function within Corporate. It does not include certain nontrading activity such as Private Equity, principal investing (e.g., mezzanine financing, tax-oriented investments, etc.) and Corporate Treasury balance sheet and capital management positions as well as longer-term corporate investments.

JPMORGAN CHASE & CO.
CAPITAL, INTANGIBLE ASSETS AND DEPOSITS
(in millions, except ratio data)

	QUARTERLY TRENDS
							1Q09 Change
	1Q09		4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
CAPITAL RATIOS (a)
Tier 1 capital	$137,224	(d)	$136,104	$111,630	$98,775	$89,646	1%	53%
Total capital	183,262	(d)	184,720	159,175	145,012	134,948	(1)	36
Risk-weighted assets	1,213,583	(d)	1,244,659	1,261,034	1,079,199	1,075,697	(2)	13
Adjusted average assets	1,923,265	(d)	1,966,895	1,555,297	1,536,439	1,507,724	(2)	28
Tier 1 capital ratio	11.3%	(d)	10.9%	8.9%	9.2%	8.3%
Total capital ratio	15.1	(d)	14.8	12.6	13.4	12.5
Tier 1 leverage ratio	7.1	(d)	6.9	7.2	6.4	5.9

TANGIBLE COMMON EQUITY (PERIOD-END) (b)
Common stockholders’ equity	$138,201		$134,945	$137,691	$127,176	$125,627	2	10
Less : Goodwill	48,201		48,027	46,121	45,993	45,695	—	5
Less : Other intangibles assets	5,349		5,581	5,480	5,659	5,955	(4)	(10)
Add : Deferred tax liabilities (c)	2,581		2,717	2,377	2,379	2,308	(5)	12

Total tangible common equity	$87,232		$84,054	$88,467	$77,903	$76,285	4	14

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$48,201		$48,027	$46,121	$45,993	$45,695	—	5
Mortgage servicing rights	10,634		9,403	17,048	11,617	8,419	13	26
Purchased credit card relationships	1,528		1,649	1,827	1,984	2,140	(7)	(29)
All other intangibles	3,821		3,932	3,653	3,675	3,815	(3)	—

Total intangibles	$64,184		$63,011	$68,649	$63,269	$60,069	2	7

DEPOSITS (PERIOD-END)
U.S. offices:
Noninterest-bearing	$197,027		$210,899	$193,253	$125,606	$132,072	(7)	49
Interest-bearing	463,913		511,077	506,974	362,150	394,613	(9)	18
Non-U.S. offices:
Noninterest-bearing	7,073		7,697	9,747	7,827	7,232	(8)	(2)
Interest-bearing	238,956		279,604	259,809	227,322	227,709	(15)	5

Total deposits	$906,969		$1,009,277	$969,783	$722,905	$761,626	(10)	19

(a)	The Federal Reserve has granted the Firm, for a period of 18 months following the merger with Bear Stearns, relief up to a certain specified amount and subject to certain conditions from the Federal Reserve’s risk-based and leverage capital guidelines with respect to the Bear Stearns risk-weighted assets and other exposures acquired. The amount of such relief is subject to reduction by one-sixth each quarter subsequent to the merger and expires on October 1, 2009.

(b)	Tangible common equity (“TCE”) represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSR’s) and goodwill, net of related deferred tax liabilities. The Firm views TCE, a non-GAAP financial measure, as a meaningful measure of capital quality.

(c)	Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted with goodwill and other intangibles when calculating tangible common equity.

(d)	Estimated.

JPMORGAN CHASE & CO.
PER SHARE-RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q09 Change
	1Q09	4Q08	3Q08	2Q08	1Q08	4Q08	1Q08
EARNINGS PER SHARE DATA (a)
Basic earnings per share:
Income (loss) before extraordinary gain	$2,141	$(623)	$(54)	$2,003	$2,373	NM %	(10)%
Extraordinary gain	—	1,325	581	—	—	NM	—

Net income	2,141	702	527	2,003	2,373	205	(10)
Less: Preferred stock dividends	529	423	161	90	—	25	NM

Net income applicable to common stock	1,612	279	366	1,913	2,373	478	(32)
Less: Dividends and undistributed earnings allocated to participating securities	93	47	48	70	84	98	11

Earnings allocated to common stockholders	$1,519	$232	$318	$1,843	$2,289	NM	(34)

Total weighted-average basic shares and participating securities outstanding	3,996.5	3,882.1	3,590.8	3,561.4	3,531.3	3	13
Less: weighted-average participating securities outstanding	240.8	144.6	146.2	135.2	135.3	67	78

Total weighted-average basic shares outstanding	3,755.7	3,737.5	3,444.6	3,426.2	3,396.0	—	11

Income (loss) before extraordinary gain per share	$0.40	$(0.29)	$(0.08)	$0.54	$0.67	NM	(40)
Extraordinary gain per share	—	0.35	0.17	—	—	NM	—

Net income per share	$0.40	$0.06	$0.09	$0.54	$0.67	NM	(40)

Diluted earnings per share:
Earnings allocated to common stockholders (b)	$1,519	$232	$318	$1,843	$2,290	NM	(34)

Total weighted-average basic shares and participating securities outstanding	3,996.5	3,882.1	3,590.8	3,561.4	3,531.3	3	13
Add: Employee stock options and SARs (c)	3.0	— (f)	— (f)	26.9	27.3	NM	(89)

Total weighted-average diluted shares and participating securities outstanding	3,999.5	3,882.1	3,590.8	3,588.3	3,558.6	3	12
Less: Weighted-average participating securities outstanding (d)	240.8	144.6	146.2	135.2	135.3	67	78

Weighted-average diluted shares outstanding	3,758.7	3,737.5	3,444.6	3,453.1	3,423.3	1	10

Income (loss) before extraordinary gain per share	$0.40	$(0.29)	$(0.08)	$0.53	$0.67	NM	(40)
Extraordinary gain per share	—	0.35	0.17	—	—	NM	—

Net income per share	$0.40	$0.06	$0.09	$0.53	$0.67	NM	(40)

COMMON SHARES OUTSTANDING
Common shares outstanding — at period end (e)	3,757.7	3,732.8	3,726.9	3,435.7	3,400.8	1	10
Cash dividends declared per share	$0.05	$0.38	$0.38	$0.38	$0.38	(87)	(87)
Book value per share	36.78	36.15	36.95	37.02	36.94	2	—
Dividend payout	15%	532%	399%	71%	56%

SHARE PRICE
High	$31.64	$50.63	$49.00	$49.95	$49.29	(38)	(36)
Low	14.96	19.69	29.24	33.96	36.01	(24)	(58)
Close	26.58	31.53	46.70	34.31	42.95	(16)	(38)
Market capitalization	99,881	117,695	174,048	117,881	146,066	(15)	(32)

STOCK REPURCHASE PROGRAM
Common shares repurchased	—	—	—	—	—	—	—

(a)	Effective January 1, 2009, the Firm adopted FSP EITF 03-6-1, which clarifies that unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”), are considered participating securities and therefore are included in the two-class method calculation of earning per share (“EPS”). Under this method, all earnings (distributed and undistributed) are allocated to common shares and participating securities based on their respective rights to receive dividends. Earnings per common share are calculated by dividing earnings allocated to common stockholders by the weighted-average number of common shares outstanding during the period. JPMorgan Chase has a single class of common stock. The Firm grants restricted stock and RSUs to certain employees under its stock-based compensation programs. Recipients receive cash dividends during the vesting periods of these awards. Since these dividends are nonforfeitable, the unvested awards are considered participating securities and will have earnings allocated to them. EPS data for all prior periods has been revised to reflect the retrospective adoption of the FSP.

(b)	Earnings allocated to common stockholders for diluted and basic EPS may differ under the two-class method as a result of adding common stock equivalents for options and SARs and warrants to dilutive shares outstanding, which alters the ratio used to allocate earnings to common stockholders and participating securities for the purposes of calculating diluted EPS.

(c)	Options issued under employee benefit plans and, subsequent to the third quarter of 2008, the warrant issued under the U.S. Treasury’s Capital Purchase Program to purchase an aggregate 363 million, 299 million, 194 million, 169 million, and 173 million shares of common stock were outstanding for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008, respectively, but were not included in the computation of diluted EPS because the options were antidilutive.

(d)	Participating securities were included in the calculation of diluted EPS using the two-class method as this computation was more dilutive than the calculation using the treasury-stock method.

(e)	On September 30, 2008, the Firm issued $11.5 billion, or 284 million shares, of its common stock at $40.50 per share.

(f)	Common equivalent shares have been excluded from the computation of diluted loss per share for the fourth and third quarters of 2008, as the effect would have been antidilutive.

JPMORGAN CHASE & CO. Glossary of Terms
ACH: Automated Clearing House.
Average managed assets: Refers to total assets on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase & Co. consolidates under FIN 46R. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available- for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expense and discontinued operations.
Credit card securitizations: Card Services’ managed results excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated Balance Sheets through the transfer of the receivables to a trust and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in loans on the Consolidated Balance Sheets. A gain or loss on the sale of credit card receivables to investors is recorded in other income. Securitization also affects the Firm’s Consolidated Statements of Income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expense related to the securitized receivables are reclassified into credit card income in the Consolidated Statements of Income.
FASB: Financial Accounting Standards Board.
FIN 46(R): FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”
FSP EITF 03-6-1: FASB Staff Position No. EITF 03-6-1 “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.”
Investment-grade: An indication of credit quality based upon JPMorgan Chase & Co.’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a “BBB-"/“Baa3” or better, as defined by independent rating agencies.
Managed basis: A non-GAAP presentation of financial results that includes reclassifications related to credit card securitizations and to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed credit card receivables: Refers to credit card receivables on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase & Co. and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase & Co. owes the counterparty. In this situation, the Firm does not have repayment risk.
Merger costs: Reflects costs associated with the Washington Mutual and Bear Stearns mergers in 2008, costs associated with The Bank of New York, Inc. transaction (“The Bank of New York”) in 2007, and costs associated with the 2004 merger with Bank One Corporation.
MSR risk management revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.
Principal transactions (revenue): Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held by the Investment Bank for which the SFAS 159 fair value option was elected. Principal transactions revenue also include private equity gains and losses.
Reported basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
SFAS: Statement of Financial Accounting Standards.
SFAS 140: “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities — a replacement of FASB Statement No. 125.”
SFAS 141: “Business Combinations.”
SOP 03-3: “Accounting for Certain Loans of Debt Securities Acquired in a Transfer.”
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk: A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics
Investment Banking
IB’S REVENUE COMPRISES THE FOLLOWING:
1. Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets include client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
3. Equities markets include client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for the IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the credit valuation adjustment, which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN RETAIL BANKING:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
MORTGAGE FEES AND RELATED INCOME COMPRISE THE FOLLOWING:
1. Production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans and other production-related fees.
2. Net mortgage servicing revenue
a)	Servicing revenue represents all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees and other ancillary fees.

b)	Changes in MSR asset fair value due to:
—	market-based inputs such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model.

—	modeled servicing portfolio runoff (or time decay)
c)	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
3. MSR risk management results include changes in the MSR asset fair value due to inputs or assumptions and derivative valuation adjustments and other.
Retail Financial Services (continued)
MORTGAGE ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail — Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for and do not underwrite the loans.
3. Correspondent — Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
4. Correspondent negotiated transactions (“CNT”) — These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume — Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened — Includes originations, purchases and sales.
3. Merchant acquiring business — Represents a business that processes bank card transactions for merchants.
4. Bank card volume — Represents the dollar amount of transactions processed for merchants.
5. Total transactions — Represents the number of transactions and authorizations processed for merchants.

JPMORGAN CHASE & CO. Line of Business Metrics (continued)
Commercial Banking
COMMERCIAL BANKING REVENUE COMPRISES THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures and leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.
2. IB revenue, gross — Represents total revenue related to investment banking products sold to CB clients.
Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.
Asset Management
Assets under management: Represent assets actively managed by Asset Management on behalf of Institutional, Retail, Private Banking, Private Wealth Management and Bear Stearns Brokerage clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 42% ownership interest as of March 31, 2009.
Assets under supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts. Alternative assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional brings comprehensive global investment services — including asset management, pension analytics, asset/liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
2. Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
3. The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
4. Private Wealth Management offers high-net-worth individuals, families and business owners in the United States comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.
5. Bear Stearns Brokerage provides investment advice and wealth management services to high-net-worth individuals, money managers, and small corporations.